UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

_______________________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KIRKLAND’S, INC.

_________________________________________________

(Name of registrant as specified in its charter)

_________________________________________

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Amy E. Sullivan

President, Chief Executive Officer and Director

May 10, 2024

Dear Shareholder:

It is my pleasure to invite you to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of Kirkland’s, Inc. (the “Company, “we,” “us,” or “our”), which will be held at 9:00 a.m., local time, on Wednesday, June 26, 2024 at the Company’s headquarters, 5310 Maryland Way, Brentwood, Tennessee 37027. The doors will open at 8:30 a.m., local time. Our directors and management team will be available to answer questions.

The Notice of Annual Meeting, Proxy Statement and proxy card accompanying this letter describe the business to be conducted at the Annual Meeting. The Notice of Annual Meeting, the Proxy Statement and our 2023 Annual Report to Shareholders are available at http://ir.kirklands.com/Annual_Meeting. We encourage you to read our 2023 Annual Report to Shareholders prior to voting your shares.

We hope you will be able to join us at the Annual Meeting. Whether or not you plan to attend, we encourage you to vote and submit your proxy prior to the Annual Meeting by following the instructions described in the Proxy Statement. You may vote in advance of the Annual Meeting via the Internet, by telephone or, if you received a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. If you attend the Annual Meeting, your shares will be voted as instructed in your proxy, or you may withdraw your proxy at the Annual Meeting and vote your shares in person.

I look forward to seeing you at the Annual Meeting.

Sincerely,

Amy E. Sullivan
President, Chief Executive Officer and Director

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Wednesday, June 26, 2024

9:00 a.m. local time

Kirkland’s Home Corporate Office

5310 Maryland Way

Brentwood, TN 37027

May 10, 2024

Dear Shareholder:

You are invited to the 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of Kirkland’s, Inc. (the “Company,” “we,” “us,” or “our”). We will hold the Annual Meeting at the time and place noted above. At the Annual Meeting, we will ask you to:

•
Elect three Class I directors, Steven J. Collins, Ann E. Joyce and R. Wilson Orr, III, each for a term of three years, and elect one Class III director Amy E. Sullivan, for a term of two years;
•
Approve an amendment to the amended and restated Kirkland’s Inc. 2002 Equity Incentive Plan to increase the number of common shares available for issuance thereunder;
•
Hold an advisory vote on our named executive officers’ compensation;
•
Ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending February 1, 2025; and
•
Vote on any other business properly brought before the Annual Meeting.

These matters are more fully described in the Proxy Statement accompanying this notice. Only shareholders listed on the Company’s records at the close of business on the record date, which is April 29, 2024, are entitled to vote on the matters presented at the Annual Meeting (or any adjournment or postponement thereof).

Your vote is important. To be sure your shares are voted and represented at the Annual Meeting, please vote and submit your proxy prior to the Annual Meeting by following the instructions described in the Proxy Statement. You may vote in advance of the Annual Meeting via the Internet, by telephone or, if you received a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. As we are providing access to our proxy materials over the Internet, shareholders will receive a “Notice of Internet Availability of Proxy Materials” which contains detailed instructions as to how shareholders can access the proxy materials and vote their shares.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 26, 2024.

THE NOTICE OF ANNUAL MEETING, THE PROXY STATEMENT AND THE 2023 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT http://ir.kirklands.com/Annual_Meeting.

By order of the Board of Directors,

Carter R. Todd
Senior Vice President, General Counsel
and Corporate Secretary
Kirkland’s, Inc. 5310 Maryland Way Brentwood, TN 37027

IMPORTANT

It is important that your shares be represented at the Annual Meeting. You are cordially invited to attend the Annual Meeting in person. If you plan to attend the Annual Meeting, you must have an admission ticket or other proof of share ownership as of the close of business on April 29, 2024, the record date for the Annual Meeting.

You will not be admitted to the Annual Meeting without proper identification (such as a driver’s license or passport) and either proof of your ownership of Kirkland’s common stock or proof that you hold a valid proxy from a shareholder who held Kirkland’s common stock as of the record date for the Annual Meeting.

Registration will begin at 8:30 a.m., local time. Please allow ample time for check-in. Please bring proper identification and evidence of either your stock ownership or the grant of any valid proxy you hold with you in order to be admitted to the Annual Meeting. If your shares (or the shares of the shareholder who granted you the proxy) are held in the name of a bank, broker, or other nominee holder and you plan to attend the Annual Meeting in person, please bring a copy of your broker statement, the proxy card mailed to you by your bank or broker or other proof of ownership of Kirkland’s common stock (or the equivalent proof of ownership as of the close of business on the record date of the shareholder who granted you the proxy). For information on requirements relating to voting your shares in person at the Annual Meeting, see “Item I — Information About Voting” on page 1 of the accompanying Proxy Statement.

Cameras, cell phones, recording equipment, and other electronic devices will not be permitted at the Annual Meeting.

i

I. INFORMATION ABOUT VOTING

Solicitation of Proxies

The Board of Directors (the “Board of Directors” or the “Board”) of Kirkland’s, Inc. (“Kirkland’s,” the “Company,” “we,” “us” or “our”) is soliciting proxies for use at our Annual Meeting of Shareholders to be held on June 26, 2024 (the “Annual Meeting”) and any adjournments of that Annual Meeting. This Proxy Statement, the accompanying form of proxy card and our Annual Report to Shareholders for our fiscal year ending February 3, 2024 (“fiscal 2023”) are first being made available to our shareholders on or about May 10, 2024.

As permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our shareholders with access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (a “Notice of Internet Availability”) was mailed on or about May 10, 2024 to our shareholders of record as of the close of business on April 29, 2024, the record date for the Annual Meeting. This Notice of Internet Availability contains instructions on how to access and read this Proxy Statement and our Annual Report to Shareholders for fiscal 2023 on the Internet and how to vote. If you received a Notice of Internet Availability by mail, you will not receive printed copies of the proxy materials in the mail, unless you request them by following the instructions in the Notice of Internet Availability. In addition, shareholders may request to receive copies of the proxy materials in printed form by mail on an ongoing basis by following the instructions on the website referred to in the Notice of Internet Availability.

Agenda Items

The agenda for the Annual Meeting is to:

1.
Elect three Class I directors, Steven J. Collins, Ann E. Joyce and R. Wilson Orr, III, each for a term of three years and elect one Class II director, Amy E. Sullivan, for a term of two years;
2.
Approve an amendment to the amended and restated Kirkland’s, Inc. 2002 Equity Incentive Plan to increase the number of common shares available for issuance thereunder;
3.
Hold an advisory vote on our named executive officers’ compensation;
4.
Ratify the selection of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending February 1, 2025 (“fiscal 2024”); and
5.
Vote on any other business properly brought before the Annual Meeting.

Who Can Vote

You can vote at the Annual Meeting if you are a holder of our common stock, no par value per share (“Common Stock”), on the record date, which is the close of business on April 29, 2024. You will have one vote for each share of Common Stock that you held as of the close of business on the record date. As of April 29, 2024, there were 13,038,978 shares of Common Stock outstanding and entitled to vote.

How to Vote

For Shares Held Directly in the Name of the Shareholder

If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may vote your shares in one of the following ways:

•
In Person. If you choose to vote in person, you can attend the Annual Meeting and cast your vote in person;
•
Voting By Mail. If you choose to vote by mail, complete the proxy card, date and sign it, and return it in the postage-paid envelope provided. If you sign your proxy card and return it without marking any voting instructions, your shares will be voted in favor of each of the proposals presented at the Annual Meeting;
•
Voting By Telephone. If you choose to vote by telephone, call 1-800-690-6903 and follow the instructions to vote your shares; or

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Voting on the Internet. If you choose to vote on the Internet, visit www.proxyvote.com and follow the instructions to vote your shares.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you may vote your shares in any one of the following ways:

•
In Person. If you choose to vote in person at the Annual Meeting, you must obtain a legal proxy from your bank, brokerage firm or other nominee authorizing you to vote at the Annual Meeting. You can then come to the Annual Meeting and cast your vote in person;
•
Voting By Mail. If you choose to vote by mail, complete and return to your bank, brokerage firm or other nominee the voting instruction form provided to you by your bank, brokerage firm or other nominee; or
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Voting By Telephone or Internet. If you choose to vote by telephone or Internet, vote in accordance with instructions set forth on the voting instruction form provided to you by your bank, brokerage firm or other nominee.

Use of Proxies

Shareholders of record receive a Notice of Internet Availability or, if requested, paper copies of the proxy materials, including a proxy card, from the Company, whereas shareholders who beneficially own their shares through a bank or brokerage firm in “street name” will receive the Notice of Internet Availability or proxy materials, together with a voting instruction form, from the bank or broker. If you are a shareholder of record, and properly complete your proxy card and send it to the Company prior to the vote at the Annual Meeting, or submit your proxy electronically over the Internet or by telephone before voting closes, your shares will be voted as you have directed. If you sign and return the proxy card prior to the Annual Meeting, but do not make specific choices, your shares will be voted in accordance with the recommendations of the Board of Directors: FOR the nominees for director, FOR the amendment to the amended and restated Kirkland’s, Inc. 2002 Equity Incentive Plan, FOR the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement, pursuant to an advisory vote, and FOR the ratification of EY as the Company’s independent registered public accounting firm for fiscal 2024. We do not know of any other matters to come before the Annual Meeting. If they do, proxy holders will vote the proxies according to their best judgment.

Shareholders who hold their shares in street name should refer to “Broker Non-Votes” below for information concerning the voting of their shares on any matter for which they do not provide voting instructions to their bank or broker, either by returning a completed, dated and signed voting instruction form in the envelope provided, or by telephone or Internet as provided in the voting instruction form provided to you by your bank or brokerage firm.

Quorum Requirement

We need a quorum of shareholders to hold a valid Annual Meeting. A quorum will be present if the holders of at least a majority of the outstanding Common Stock entitled to vote at the Annual Meeting either attend the Annual Meeting in person or are represented by proxy. Broker non-votes and votes withheld are counted as present for the purpose of establishing a quorum.

Vote Required for Action

Each director nominee will be elected if the votes cast “FOR” such nominee’s election exceed the votes cast “AGAINST” such nominee’s election at the Annual Meeting (with abstentions and broker non-votes not counted as votes cast either for or against such election). Proxies may not be voted for more than one director, and shareholders may not cumulate votes in the election of directors.

The amendment to the amended and restated Kirkland’s Inc. 2002 Equity Incentive Plan, the advisory vote on our named executive officers’ compensation and the ratification of EY as our independent registered public accounting firm for fiscal 2024, and any other actions properly presented at the Annual Meeting are approved if the votes cast in favor of the action exceed the votes cast opposing the action.

Shares represented by proxies that are properly marked “ABSTAIN” will be counted for purposes of determining the presence of a quorum at the Annual Meeting. Shares represented by proxies that abstain from voting on the amendment of the amended and restated Kirkland’s, Inc. 2002 Equity Incentive Plan, the advisory vote on our named executive officers’ compensation, or the ratification of EY as our independent registered public accounting firm for fiscal 2024 will not have any effect on the outcome of those votes.

Broker Non-Votes

A broker non-vote occurs when banks or brokerage firms holding shares on behalf of a shareholder do not receive voting instructions from the beneficial owner of the shares by a specified date before the Annual Meeting and do not have discretionary authority to vote those undirected shares on specified matters under applicable stock exchange rules. The election of directors, the amendment to the amended and restated Kirkland’s, Inc. 2002 Equity Incentive Plan and the advisory vote related to our named executive officer compensation are considered non-routine matters and broker discretionary voting on these matters is prohibited. As a result, if you are a beneficial owner, hold your shares in street name, and do not give your bank, broker or other nominee instructions on how to vote your shares with respect to the election of directors, the amendment to the amended and restated Kirkland’s, Inc. 2002 Equity Incentive Plan or the advisory vote on executive compensation, no votes will be cast on your behalf with respect to those proposals. In contrast, the ratification of auditors is a discretionary matter, so your bank, broker or nominee will be permitted to exercise discretionary authority to vote your shares with respect to the ratification of our selection of EY as our independent registered public accounting firm even if you do not give your bank, broker or other nominee instructions on how to vote your shares with respect to that proposal. Shares with respect to which brokers do not have authority to vote may still be counted in determining whether a quorum is present.

Because the Company has a majority voting standard for the election of directors, and the other proposals will be approved only if the votes cast in favor of the action exceed the votes cast opposing the action, broker non-votes will have no effect on the outcome of the vote on any of the proposals contained in this Proxy Statement.

Revoking a Proxy or Changing Your Vote

For Shares Held Directly in the Name of the Shareholder

If you hold your shares in registered form and not through a bank, brokerage firm or other nominee, you may revoke your proxy at any time before it is exercised. You can revoke a proxy by:

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Submitting a later-dated proxy by mail or a later-dated vote by telephone or over the Internet;
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Sending a written notice to the Corporate Secretary of Kirkland’s. You must send any written notice of a revocation of a proxy so as to be delivered before the taking of the vote at the Annual Meeting to: Kirkland’s, Inc., 5310 Maryland Way, Brentwood, TN, 37027, Attention: Carter R. Todd, Senior Vice President, General Counsel and Corporate Secretary; or
•
Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not in and of itself revoke your proxy. You must also vote your shares at the Annual Meeting in order to effectively revoke your previously delivered proxy.

For Shares Held Through a Bank, Brokerage Firm or Other Nominee

If you hold your shares through a bank, brokerage firm or other nominee, you may change your vote at any time by:

•
Submitting a later-dated voting instruction form by mail to your bank, brokerage firm or other nominee;
•
Submitting a later-dated vote by telephone or over the Internet in accordance with instructions set forth on the voting instruction form provided to you by your bank, brokerage firm or other nominee; or
•
Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not in and of itself revoke your voting instructions to your bank, brokerage firm or other nominee. You must also vote your shares at the Annual Meeting in order to effectively revoke your previously delivered voting instructions. In order, however, to vote your shares at the Annual Meeting, you must obtain a legal proxy, executed in your favor, from your bank, brokerage firm or other nominee.

II. THE PROPOSALS TO BE VOTED ON

Proposal 1 — Election of Directors

Our Board of Directors consists of three classes of directors, which include two classes with three directors and one class with two directors. The term for each class is three years. Class terms expire on a rolling basis, so that, generally, only one class of directors is elected each year. Currently, there are eight incumbent directors, consisting of three Class I directors whose terms will expire at this Annual Meeting, three Class II directors whose terms will expire at the 2025 Annual Meeting and two Class III directors whose term will expire at the 2026 Annual Meeting. One of our Class III directors, Amy E. Sullivan, was elected by the then-comprised Board of Directors, effective February 4, 2024, in connection with her appointment as CEO of the Company.

The three nominees for Class I directors this year are Steven J. Collins, Ann E. Joyce and R. Wilson Orr, III. The one nominee for Class III director this year is Amy E. Sullivan. If elected, Ms. Sullivan would serve for a two-year term until the 2026 Annual Meeting of Shareholders to coincide with the expiration of the current term of the other Class III directors. Information about the nominees and the Board of Directors is contained in the section of this Proxy Statement entitled “Board of Directors and Executive Officers” on page 12.

The Board of Directors expects that each of the nominees will be able and willing to serve as directors. If any nominee is not available, the proxies may be voted for another person nominated by the Board of Directors to fill the vacancy, or the size of the Board of Directors may be reduced.

In any uncontested election, if an incumbent director fails to receive the number of votes required for re-election to the Board, such director is required under the Majority Voting Policy in the Company’s Corporate Governance Guidelines to tender his or her resignation as a director for consideration by the Company’s Governance and Nominating Committee and the Board of Directors. Under the Majority Voting Policy, the Governance and Nominating Committee will evaluate the circumstances of the failed election, taking into account those considerations set forth in the Majority Voting Policy, and will make a recommendation to the Board of Directors as to whether the Board of Directors should accept the director’s resignation or take such other action as the Governance and Nominating Committee may recommend. The Board of Directors will act on the Governance and Nominating Committee’s recommendation and publicly disclose its decision and the rationale behind such decision within 90 days after certification of the election results.

The Board of Directors recommends a vote “FOR” the election of each of Steven J. Collins, Ann E. Joyce, R. Wilson Orr, III and Amy E. Sullivan to the Board of Directors.

Proposal 2 — Amendment to the amended and restated Kirkland’s, Inc. 2002 Equity Incentive Plan to Increase the Number of Shares Available for Issuance under that Plan

At the Annual Meeting, shareholders will be asked to approve an amendment to the Company’s 2002 amended and restated Equity Incentive Plan (the “2002 Plan”). Such approval will require the affirmative vote of the majority of the votes cast by all shareholders entitled to vote thereon at the Annual Meeting. If approved, the number of shares of Common Stock available for issuance under the 2002 Plan will be increased from 4,500,000 to 5,500,000. On March 27, 2024, our Board of Directors unanimously adopted the 2002 Plan Amendment, a copy of which is attached hereto as Appendix A. The terms of the 2002 Plan and information regarding awards granted thereunder are summarized below, and a copy of the 2002 Plan is attached hereto as Appendix B. The 2002 Plan is the Company’s sole equity incentive plan.

Background

The 2002 Plan allows us to grant executive officers, key employees, members of our Board of Directors and other service providers of the Company stock options, stock appreciation rights, restricted shares, performance awards and restricted share units. The purpose of granting awards under the 2002 Plan is to enhance our long-term performance and to provide the selected individuals with an incentive to improve our growth and profitability by acquiring a proprietary interest in our success. The 2002 Plan was originally approved by our Board of Directors on April 17, 2002 and by our shareholders on May 24, 2002, prior to the time that we became a publicly held company. The 2002 Plan was amended and restated in 2013 and re-approved on June 4, 2013 at that year’s annual meeting of shareholders primarily to provide an increase in the available shares under the 2002 Plan. An amendment of the 2002 Plan was also approved at the 2019 Annual Meeting of the shareholders on June 20, 2019, primarily to provide an increase in the available shares under the 2002 Plan.

As of April 6, 2024, 540,911 shares of Common Stock remained available for issuance in respect of new awards under the 2002 Plan. The Board of Directors is concerned that the number of shares remaining under the 2002 Plan will not be sufficient to support our equity incentive programs beyond the twelve months following the annual meeting of shareholders and, accordingly, has adopted the 2002 Plan Amendment, subject to shareholder approval. The 2002 Plan Amendment increases the number of shares of Common Stock available for issuance under the 2002 Plan by 1,000,000. Based on our historical share utilization with respect to the 2002 Plan, we expect that the additional shares requested hereunder will support our equity incentive programs for four to five fiscal years.

Reasons for Shareholder Approval

The Board of Directors seeks shareholder approval of the 2002 Plan Amendment to comply with applicable Nasdaq listing requirements and with the amendment provisions of the 2002 Plan. Approval of the 2002 Plan will also extend by ten years (until the 10th anniversary of the Annual Meeting), the period during which the Board of Directors or the Compensation Committee may grant “incentive stock options” under the 2002 Plan, which options have the potential to provide the recipients with certain advantageous federal income tax treatment, as further described below under the heading “Federal Income Tax Consequences of the Awards Granted under the 2002 Plan.”

Finally, approval of the 2002 Plan will also affirm the 2002 Plan’s existing eligibility criteria (as described below under the heading “Types of Awards and Eligibility”) and existing limit on the number of shares subject to awards granted to a single participant in one calendar year (as described below under the heading “Shares Subject to the Plan”).

The 2002 Plan Amendment will not become effective unless and until shareholder approval is obtained. If shareholders do not approve this Proposal 2, the 2002 Plan will instead remain in effect in accordance with its pre-existing terms and without giving effect to the 2002 Plan Amendment. Approval of the 2002 Plan Amendment will also constitute re-approval of the 2002 Plan.

Board Recommendation

The Board of Directors believes that approval of the 2002 Plan Amendment is necessary to enable us to (i) continue to provide reasonable and competitive compensation to our employees and other service providers and thereby attract and retain the most qualified personnel, and (ii) continue to link pay to performance and thereby encourage the creation of additional shareholder value.

Accordingly, the Board of Directors recommends that you vote “FOR” the approval of the 2002 Plan Amendment.

Description of the Plan

The following is a summary of the principal features of the 2002 Plan. This summary does not purport to be a complete description of all the provisions of the 2002 Plan. It is qualified in its entirety by reference to the full text of the 2002 Plan.

Administration. The 2002 Plan may be administered by our Board of Directors or by a committee of two or more non-employee directors appointed by our Board of Directors. However, the Board of Directors may also delegate the authority to grant Awards to persons other than officers and non-employee directors to a committee composed of one or more directors, who may also be officers. For the remainder of this discussion, the body that administers the 2002 Plan is referred to as the “Plan Administrator.”

The Plan Administrator interprets the 2002 Plan, selects grantees and determines the terms of each award granted under the 2002 Plan (each “Award”), including (without limitation) vesting terms, exercise prices for stock options and post-termination exercise periods for stock options and stock appreciation rights.

There are no predetermined formulas or other specific criteria required to be used to determine the grantees and terms of Awards. However, in the past, Awards have been issued after consideration of the grantee’s position and responsibilities, the value of the grantee’s services to us, the grantee’s past and potential future contribution to our success, the period the grantee is expected to remain in service with us and such other factors as the Plan Administrator then deemed relevant, in its discretion.

A. Shares Subject to the Plan. As of April 6, 2024, Awards are outstanding for 1,046,590 shares under the 2002 Plan and 540,911 shares are available for additional Awards. If the amended and restated 2002 Plan is approved, 1,000,000 additional shares of common stock will be available for issuance under the 2002 Plan. No participant will receive stock options or stock appreciation rights under the 2002 Plan with respect to more than 500,000 shares of our common stock in any calendar year. The maximum dollar value payable in respect to performance-based awards valued in cash or with reference to property other than our common stock and granted to any participant in any one calendar year is $1.6 million.

B. In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction, equitable adjustments will be made to the number of shares reserved for issuance under the 2002 Plan, to the limit on the number of shares that may be subject to stock options or stock appreciation rights granted to a single person in any calendar year and to the number, kind and price of shares subject to outstanding Awards.

C. Shares subject to forfeited, cancelled or expired Awards become available for grant again under the 2002 Plan. However, shares surrendered in payment of the exercise price or withholding obligation associated with an Award will not become available for grant again under the 2002 Plan.

Types of Awards and Eligibility. The 2002 Plan allows the grant of stock options, stock appreciation rights, restricted shares and restricted share units to be made to employees, directors, consultants and other individuals who perform services for us or our subsidiaries. As of April 29, 2024, approximately 35 employees (including 3 executive officers) and all seven non-employee directors are eligible to participate in the 2002 Plan. No dividends or dividend equivalents will be paid on any type of award so long as such award is unvested.

Stock Options. The 2002 Plan permits us to grant both incentive and non-qualified stock options. The exercise price of a stock option granted under the 2002 Plan may be paid in cash or by such other means as the Plan Administrator may accept. No stock option issued under the 2002 Plan may have a term longer than ten years and, except upon death (or unless otherwise specified by the Plan Administrator) no stock option issued under the 2002 Plan may be transferred.

Stock Appreciation Rights. Participants may also receive Awards of stock appreciation rights, either alone or in tandem with a stock option. A stock appreciation right entitles the grantee to receive a payment from us upon exercise, either in cash or shares of our common stock, equal to the excess of the fair market value of our common stock on the date of exercise over the fair market value of our common stock on the date of grant. Unless otherwise specified by the Plan Administrator, stock appreciation rights granted under the 2002 Plan have a term of 10 years. Except upon death (or unless otherwise specified by the Plan Administrator) no stock appreciation right issued under the 2002 Plan may be transferred.

Restricted Shares. We may also grant restricted shares under the 2002 Plan. Until vested, restricted shares may not be sold or otherwise transferred.

Restricted Share Units. The 2002 Plan also provides for the grant of restricted share units. A restricted share unit entitles the grantee to a share of our common stock (or the value of a share of our common stock paid in cash) at the end of a specified period, provided any applicable vesting conditions are satisfied in the meantime. Unless and until shares are distributed in settlement of restricted share units, restricted share units carry no voting or dividend rights or other rights associated with stock ownership.

Performance Awards. The Plan Administrator may grant performance awards under the 2002 Plan, which may be denominated as a number of shares of our Common Stock or in cash (or a combination of both). Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria, as a condition of awards being granted, settled or becoming vested.

The performance criteria associated with that award will be based on one or more of the following: (1) the attainment of certain target levels of, or a specified percentage increase in, revenues, income before taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization, earnings per share, after-tax or pre-tax profits, operational cash flow, return on capital employed or return on invested capital, after-tax or pre-tax return on shareholders’ equity, the price of our Common Stock or a combination of the foregoing; (2) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, our bank debt or other public or private debt or financial obligations; (3) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs; and/or (4) such other business criteria specified by the Plan Administrator, provided that such criteria does not cause a performance award intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code to fail to so qualify. Performance goals may be established on a Company-wide basis, or with respect to one or more business units, divisions, affiliates or products. In addition, performance goals may be established in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.

The Plan Administrator may provide, at the time a performance goal is established, that adjustments will be made to the applicable performance goal to take into account, in the manner specified by the Plan Administrator, the impact of one or more of the following: (1) gain or loss from all or certain claims and/or litigation and insurance recoveries, (2) the impairment of tangible or intangible assets, (3) stock-based compensation expense, (4) extraordinary, unusual or infrequently occurring events reported in the Company’s public filings, (5) restructuring activities reported in the Company’s public filings, (6) investments, dispositions or acquisitions, (7) gain or loss from the disposal of certain assets, (8) gain or loss from the early extinguishment, redemption, or repurchase of debt, (9) cash or non-cash charges related to store closing expenses, (10) changes in accounting principles that become effective during the performance period, or (11) such other items specified by the Plan Administrator, provided that such adjustment does not cause a performance award intended to constitute qualified performance-based compensation under Section 162(m) of the Code to cease to so qualify. Each of the adjustments described in this paragraph may relate to the whole Company or to any subsidiary, division or other operational unit of the Company, as determined by the Plan Administrator at the time the performance goals are established. The adjustments are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Plan Administrator. Finally, adjustments will be made as necessary to any business criteria related to the Company’s stock to reflect changes in corporate capitalization, such as stock splits and reorganizations.

The adoption, disclosure and approval of the foregoing performance criteria are intended to enable the issuance of awards that will constitute “qualified performance-based compensation” exempt from the deduction limitations of Section 162(m) of the Code.

Change in Control. Upon or in anticipation of a change in control, (i) with respect to awards that are not performance awards, unless a valid substitute award is provided to the applicable participant to replace the applicable award, any such award that is a stock option or stock appreciation right then outstanding shall vest and be fully exercisable as of the date of the Change in Control and any such grant of Restricted Shares or Restricted Share Units then outstanding shall be fully vested as of the date of the Change in Control; and (ii) unless a valid substitute award is provided to the applicable participant to replace the applicable award, with respect to any performance awards, immediately prior to, and subject to the consummation of, such Change in Control, vest and be settled immediately (in cash or common stock, determined in the manner provided for in the terms thereof, based on the greater of (x) actual performance through the date of the Change in Control or (y) prorated target performance, with the number of shares based on a fraction, the numerator which is the number of days elapsed in the applicable performance period through the date of the Change in Control, and the denominator of which is the total number of days in the applicable performance period; in each case, subject to the terms of the applicable Performance Award. In the discretion of the Plan Administrator, in the event of a Change in Control, the Company may elect to provide a valid substitute award to the participant so long as such award meets the definition of a “Qualifying Replacement Award” as provided in the 2002 Plan.

As used in the 2002 Plan, a “Change in Control” means generally (i) the sale, transfer, assignment or other disposition (including by merger or consolidation) by our shareholders, in one transaction or a series of related transactions, of more than 50% of the voting power represented by our then outstanding capital stock to one or more persons, (ii) the sale of substantially all our assets, or (iii) our liquidation or dissolution.

Amendment and Termination of the 2002 Plan. No amendment to the 2002 Plan that would increase the number of shares available for issuance under the 2002 Plan (other than to reflect a recapitalization, reorganization, merger, stock split, stock dividend or other similar event or transaction) or that would expand the class of eligible participants will be made without the approval of our shareholders. Except as otherwise provided above, or as may otherwise be limited by law, regulation or stock exchange rule, our Board of Directors may amend, alter or discontinue the 2002 Plan at any time.

The 2002 Plan will continue in effect until terminated, provided that no incentive stock options will be granted under the 2002 Plan after the 10th anniversary of the latest approval or re-approval of the plan by our shareholders.

Repricing. The Plan Administrator may not, without obtaining prior approval of the Company’s shareholders: (i) implement any cancellation/re-grant program pursuant to which outstanding Options under the 2002 Plan are cancelled and new Options are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options under the 2002 Plan with exercise prices or base prices per share in excess of the then current Fair Market Value per Share for consideration payable in equity securities of the Company or (iii) otherwise directly reduce the exercise price or base price in effect for outstanding Options under the 2002 Plan.

Federal Income Tax Consequences under the 2002 Plan

Set forth below is a general description of the federal income tax consequences relating to grants made under the 2002 Plan. Grantees are urged to consult with their personal tax advisors concerning the application of the principles discussed below to their own situations and the application of state and local tax laws.

The Plan is not intended to meet the qualification requirements of Section 401(a) of the Code, nor is it subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Non-Qualified Stock Options. There are no federal income tax consequences to grantees or to us upon the grant of a non-qualified stock option. Upon the exercise of non-qualified stock options, grantees will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the non-qualified stock options, and we will generally be entitled to a corresponding federal income tax deduction.

Incentive Stock Options. Grantees will not be subject to federal income taxation upon the grant or exercise of incentive stock options. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is an item of tax preference subject to the alternative minimum tax. A sale of shares acquired by exercise of an incentive stock option that does not occur within one year after the exercise or within two years after the grant of the incentive stock option generally will result in the recognition of long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the option exercise price, and we will not be entitled to any tax deduction in connection therewith.

If such sale occurs within one year from the date of exercise of the incentive stock option or within two years from the date of grant (a “disqualifying disposition”), the grantee generally will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares on the date of exercise over the exercise price, or the excess of the amount realized on the sale of the shares over the exercise price. We generally will be entitled to a tax deduction on a disqualifying disposition corresponding to the ordinary income recognized by the grantee.

Stock Appreciation Rights. The grantee will not recognize any income upon the grant of a stock appreciation right. Upon the exercise of a stock appreciation right, the grantee will recognize ordinary income equal to the value of the cash or stock received upon such exercise, and we will be entitled to a corresponding deduction.

Restricted Share. A grantee normally will not recognize taxable income upon the award of a restricted share grant, and we will not be entitled to a deduction, until the earlier of the time that such stock is transferable by the grantee or is no longer subject to a substantial risk of forfeiture. When the common stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary income equal to the difference between the fair market value of the common stock at that time and the amount paid by the grantee for the shares, if any. We will be entitled to a deduction in the same amount.

A grantee may, however, elect to recognize ordinary income in the year the restricted share grant is awarded in an amount equal to the difference between the fair market value of the shares on the date of grant, determined without regard to the restrictions, and the amount paid by the grantee for the shares, if any. In that case, we will be entitled to a congruent deduction in the same year, and any gain or loss recognized by the grantee upon a subsequent disposition of the shares will be capital gain or loss. If, after making the election, the restricted share is forfeited, the grantee will not be entitled to any tax deduction or refund.

Restricted Share Units. A grantee of restricted share units will not recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of a restricted share unit, the fair market value of those shares or the amount of that cash, as applicable, will be taxable to the grantee as ordinary income, and we will be entitled to a congruent deduction.

Performance Awards. If a performance award is settled by the issuance of unrestricted shares of our Common Stock, the participant receiving the shares will recognize ordinary income equal to the value of the shares at the time of issuance, and we will be entitled to a congruent deduction. Those shares will then have a tax basis equal to their fair market value on the date of issuance, and the holding period of those shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss. If a performance award is settled by the issuance of another type of award under the 2002 Plan, the tax consequences of that other award will be the same as described above with respect to the relevant type of award. If a performance award is settled in cash, the participant will recognize ordinary income equal to the value of the cash received, and we will be entitled to a congruent deduction.

New Plan Benefits

Awards may be made from time to time at the discretion of the Plan Administrator. However, the number of shares and other terms of any future grants have not yet been determined. Therefore, the future benefits to any eligible grantee under the 2002 Plan cannot currently be determined. Information regarding our recent equity compensation practices is presented below, under the heading “Executive Compensation.”

Equity Compensation Plan Information

The following table provides information regarding the number of securities already issued and those remaining available for issuance under our equity compensation plans as of April 6, 2024.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)		(c)
Equity compensation plans approved by security holders	1,046,590	(1)	$4.51	(2)	540,911
Equity compensation plans not approved by security holders	—		—		—
Total (3)	1,046,590		4.51		540,911

(1)
Includes 487,348 outstanding stock options and 559,242 unvested restricted share units. The stock options have an average remaining contractual life of 8.9 years.
(2)
Excludes restricted share units which have a weighted average exercise price of zero.
(3)
The information in this table contains all of the Company’s outstanding and available shares since the 2002 Plan is the Company’s sole equity incentive plan.

The Board of Directors unanimously recommends that you vote “FOR” the amendment to the Company’s amended and restated 2002 Equity Incentive Plan to add additional shares to the Plan.

Proposal 3 — Non-Binding, Advisory Vote on Approval of Named Executive Officers’ Compensation

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, we are asking our shareholders to vote on this proposal to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

The Compensation Committee of the Board of Directors has developed and implemented compensation policies, plans and programs that seek to enhance our profitability, and thus shareholder value, by aligning the financial interests of our senior management with those of our shareholders. Our compensation arrangements are designed to attract and retain corporate officers and other key employees and to motivate them to perform to the full extent of their abilities, in the best long-term interests of the shareholders.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders hereby approve, on an advisory basis, the compensation of the named executive officers, as disclosed under ‘Executive Compensation’ in the Company’s Proxy Statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory and is therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors recommends that you vote “FOR” this Proposal 3 to approve the compensation of the named executive officers as disclosed in this Proxy Statement.

Proposal 4 — Ratification of Independent Registered Public Accounting Firm

Our Audit Committee has selected EY as our independent registered public accounting firm to perform the audit of our consolidated financial statements for fiscal 2024. In deciding to engage EY, our Audit Committee noted that there were no auditor independence issues raised with EY.

Our Board of Directors recommends that the shareholders ratify the selection of EY as our independent registered public accounting firm for fiscal 2024. This appointment will be submitted to our shareholders for ratification at the Annual Meeting. The submission of the appointment of EY is required neither by law nor by our bylaws. Our Board of Directors is nevertheless submitting it to our shareholders to ascertain their views. If our shareholders do not ratify this appointment, the selection of another independent registered public accounting firm will be considered by our Audit Committee, but our Audit Committee may choose to retain EY as the Company’s independent registered public accounting firm. If EY shall decline to accept or become incapable of accepting its appointment, or if its appointment is otherwise discontinued, our Audit Committee will appoint another independent registered public accounting firm.

Our Audit Committee reviews audit and non-audit services performed by EY, as well as the fees charged by EY for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence. Additional information concerning the Audit Committee and its activities with EY can be found in the following sections of this Proxy Statement: “Board of Directors and Committee Meetings,” on page 17, and “Audit Committee Report” on page 37. For additional information about EY see “Independent Registered Public Accounting Firm” on page 37 of this Proxy Statement.

The Board of Directors recommends a vote “FOR” the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for fiscal 2024.

III. BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Nominees for Director

Class I — Term Expiring in 2027

Steven J. Collins

Principal Occupation: Managing Director of Exeter Capital.

Age: 55

Director Since: 2004

Mr. Collins co-founded Exeter Capital, a private investment firm, in 2019 and serves as a Managing Director. Mr. Collins was a Managing Director at Advent International, a global private equity firm, from 2007 to 2017. Mr. Collins joined Advent in 1995 and rejoined after graduate school in 2000. Mr. Collins served as Kirkland’s Chief Financial Officer from January 1997 to February 1998 and Treasurer from January 1998 to December 1998. Mr. Collins served as a member of the board of directors of Party City Holdco Inc. (NYSE) until October 2023 and currently serves as a member of the board of directors of several privately-owned consumer businesses. He was a member of the boards of publicly-traded Five Below from 2010 to 2015, lululemon athletica from 2014 to 2017, and Bojangles’ from 2011 to 2019. Mr. Collins holds a Bachelor of Arts (“B.A.”) and Bachelor of Science (“B.S.”) degree from The Wharton School at the University of Pennsylvania and a Masters of Business Administration (“M.B.A.”) from Harvard Business School. Mr. Collins’ experience serving as a board member of various public and private companies, and significant experience in the retail and consumer sectors, led to the conclusion that he should serve as a director of our Company.

Ann E. Joyce

Principal Occupation: Former Interim Chief Executive Officer to Kirkland’s Inc. and Former Chief Operations Officer and Chief Information Officer of Chico’s FAS, Inc.

Age: 59

Director Since: 2021

Ms. Joyce was an Executive Consultant for the Company in February 2024, and prior to her time as Executive Consultant, Ms. Joyce was Interim Chief Executive Officer for the Company beginning May 31, 2023. Ms. Joyce also served as Executive Consultant for the Company from April to May 2023. Ms. Joyce founded MindShare Associates LLC in early 2021, and serves as its President. Ms. Joyce served as Chief Operations Officer and Chief Information Officer of Chico’s FAS, Inc., a publicly traded clothing retailer, positions she held from 2015 until May 2020. Prior to joining Chico’s, Ms. Joyce served as Senior Vice President and Chief Information Officer of Aeropostale, a retailer of casual youth apparel and accessories, from 2003 to 2015. Before her time with Aeropostale, Ms. Joyce was the Vice President of Global Applications for Polo Ralph Lauren and prior to that she was Director of Strategic Systems for Garan, Inc., a privately-owned manufacturer of casual clothing. Ms. Joyce joined the board of private company R.G. Barry Corporation in February 2022. Ms. Joyce is a former retail industry executive who brings to our Board of Directors years of experience with information technology and global supply chain systems. Her experience as Chief Operations Officer of a large retailer, together with her background in information technology, will assist the Company as it further evolves into an omnichannel retailer. She also has cybersecurity expertise based on her role as Chief Information Officer at multiple publicly traded companies and her experience evaluating cybersecurity risks and mitigation strategies.

R. Wilson Orr, III

Principal Occupation: Chair of the Board of Directors, Senior Advisory Partner of SSM Partners, a private equity investment firm.

Age: 61

Director Since: 1996

Mr. Orr has been Chair of our Board of Directors since March 2006. Mr. Orr is a Senior Advisory Partner of SSM Partners, a private equity investment firm focused on growth equity investments. He joined SSM Partners in 1988 as a Vice President. He served as a managing director from 1993 to 2008 and as the firm’s managing partner from 2008 to 2021. From 1984 to 1988, Mr. Orr worked in corporate lending at Chemical Bank. Mr. Orr received a B.S. degree from Vanderbilt University. Mr. Orr brings significant experience to our Board of Directors having served on numerous other boards and assisting management with a full range of responsibilities including long-term strategic planning.

Class III — Term Expiring in 2026

Amy E. Sullivan

Principal Occupation: President and Chief Executive Officer of the Company.

Age: 45

Director Since: 2024

Ms. Sullivan was appointed to President and Chief Executive Officer of the Company in February 2024. Prior to her appointment, Ms. Sullivan served as the Company’s President and Chief Operating Officer beginning in April 2023, and as the Company’s Senior Vice President and Chief Merchandising and Stores Officer for Kirkland’s beginning in February 2022. Prior to her appointment to Chief Merchandising and Stores Officer, Ms. Sullivan served as Vice President of Merchandising from October 2021 to January 2022 and Divisional Merchandising Manager from March 2012 to October 2021. Prior to joining Kirkland’s, Ms. Sullivan held several merchandising leadership roles in the fashion industry at Lane Bryant, Lands’ End, Express, Kohl’s and JCPenney. Ms. Sullivan’s day-to-day leadership as Chief Executive Officer, as well as her many years of experience in the retail industry, provide her with deep knowledge of the Company’s operations and give her unique insights into the challenges and opportunities the Company faces.

Directors Continuing in Office

Class II — Term Expiring in 2025

Susan S. Lanigan

Principal Occupation: Former Executive Vice President and General Counsel of Dollar General Corporation.

Age: 61

Director Since: 2016

Ms. Lanigan most recently served as Executive Vice President and General Counsel of Chico’s FAS, Inc., a publicly traded clothing retailer, a position she held from May of 2016 until July of 2018. Ms. Lanigan joined Dollar General Corporation in 2002 as Vice President, General Counsel and Secretary, and in 2005 she was promoted to Executive Vice President. She retired from Dollar General in 2013. Prior to joining Dollar General, Ms. Lanigan served as Senior Vice President, General Counsel and Secretary at Zale Corporation, a specialty retailer of fine jewelry. Prior to her time at Zale, Ms. Lanigan held legal positions with Turner Broadcasting System, Inc., and the law firm of Troutman Sanders LLP. Ms. Lanigan is also a director of Simmons First National Corporation, a publicly traded bank holding company. Ms. Lanigan is a former retail industry executive who brings to our Board of Directors years of public-company management and legal experience. Her experience as General Counsel of three different public companies in the retail industry assists the Company with corporate governance issues.

Charlie Pleas, III

Principal Occupation: Former Senior Vice President, Finance & Accounting of AutoZone, Inc.

Age: 59

Director Since: 2016

Mr. Pleas most recently served as Senior Vice President, Finance & Accounting of AutoZone, Inc., a retailer of automotive parts and accessories, a position he held from 2021 until January 2024. Prior to that, Mr. Pleas served in various executive and senior accounting roles at AutoZone, Inc., including Senior Vice President and Controller of AutoZone, Inc. from 2007 to 2021 and Vice President and Controller from 2003 to 2007, Vice President, Accounting from 2000 to 2003 and Director of General Accounting from 1996 to 2000. Prior to joining AutoZone, Mr. Pleas was a Division Controller with Malone & Hyde, one of the Fleming Companies, Inc. where he served in various capacities since 1988. Mr. Pleas worked with Ernst & Young LLP prior to joining Malone & Hyde, and he received his Bachelor of Business Administration (“B.B.A.”) in accounting from Delta State University. Mr. Pleas is a retail industry executive who brings to our Board of Directors years of financial and public-company management experience. He is also an audit committee financial expert based on his role as Senior Vice President, Finance & Accounting of AutoZone and his experience preparing and evaluating the financial statements of a large publicly traded company.

Class III — Term Expiring in 2026

Chris L. Shimojima

Principal Occupation: Founder and President of C5 Advisory, a privately-owned management advisory firm.

Age: 68

Director Since: 2018

Mr. Shimojima is the Founder and President of C5 Advisory, a privately-owned management advisory firm focused on helping its business clients with the challenges of e-commerce business, a position he has held since 2017. In 2018, Mr. Shimojima co-founded a SaaS-based data analytics company, Daasity, which helps omni-channel retailers harness data to make better decisions. From 2012 to 2015, Mr. Shimojima served as the Chief Executive Officer of Provide Commerce, Inc., which operated a portfolio of online specialty retailers best known for ProFlowers, Shari’s Berries, Red Envelope and Gifts.com. Provide Commerce was acquired by FTD Companies in 2015. From 2006 to 2012, Mr. Shimojima served as Vice President of Global E-commerce at Nike, Inc. Prior to Nike, Inc., he held various marketing and business positions for Sears Holding Company, Prudential Financial, kozmo.com, AT&T and Pepsi-Cola Company. Mr. Shimojima previously served as a director of XOOM Corp., a publicly traded company, until it was acquired by PayPal, Inc. in 2015. Mr. Shimojima received a B.A. degree from the University of Colorado and an M.B.A. from the University of Chicago. Mr. Shimojima’s previous experience with e-commerce and digital business at various retailers provides him with a unique perspective on the challenges and opportunities faced by our e-commerce business segment. Mr. Shimojima also has considerable expertise in the specialty retail industry as a result of his service as a management consultant.

Jill A. Soltau

Principal Occupation: Former Chief Executive Officer of J.C. Penney Company, Inc. and Former President and Chief Executive Officer of JoAnn Stores Inc.

Age: 57

Director Since: 2022

Ms. Soltau has been a director of Southwest Airlines Co. since 2023 and a director of AutoZone, Inc. since 2018. She served as the Chief Executive Officer and a member of the Board of Directors of the J.C. Penney Company, Inc., from October 2018 to December 2020. She previously served as President and Chief Executive Officer of JoAnn Stores Inc. from February 2015 to October 2018. Prior to joining JoAnn, Ms. Soltau served as President of Shopko Stores Operating Co. LLC and has held senior level positions in national and regional retailers, including Kohl’s and former Saks Inc. subsidiaries. Ms. Soltau is qualified to serve as a director of the Company based on her experience as a chief executive officer in the retail industry, her deep knowledge of merchandising, operations and strategic planning, her owner orientation and her executive management skills.

No family relationships exist among any of the above-listed directors or director nominees, and there are no arrangements or understandings between any of the above-listed directors or director nominees and any other person pursuant to which they serve as a director.

Information about our Executive Officers

Information concerning the Company’s executive officers appears in our Form 10-K filed with the SEC on March 29, 2024, located in Part I, Item I under the caption “Information about our Executive Officers.”

IV. INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Leadership Structure

Our business is managed under the direction of our Board of Directors. The Board of Directors delegates the conduct of the business to our senior management team. The Board of Directors of the Company is led by a Chair of the Board and chairs of the various committees of the Board of Directors. The Board has determined that it is appropriate for the Chair of the Board of Directors to be an independent director, so that the same person does not fill the roles of Chair and Chief Executive Officer. While such a dual role is permitted under our Corporate Governance Guidelines, the Board desires to establish a measure of board independence by appointing an independent director to serve as Chair of the Board of Directors. Under our Corporate Governance Guidelines, if the Chief Executive Officer serves as Chair of the Board of Directors in the future, the independent directors on the Board must elect a Lead Independent Director to preside over executive sessions of the independent directors and to perform the duties and powers prescribed by the Corporate Governance Guidelines, the Company’s bylaws or the Board from time to time. In addition to preserving the independence of the Board of Directors as a whole, each of the committees of the Board of Directors is chaired by and comprised of only independent directors, in accordance with the applicable listing standards of The Nasdaq Stock Market, LLC (“Nasdaq”). Ms. Joyce, who has been a Board member since 2021, served as an Executive Consultant from April 3, 2023 to May 30, 2023 and from February 4, 2024 to February 29, 2024 and Interim Chief Executive Officer from May 31, 2023 to February 3, 2024 to the Company. Ms. Joyce stepped down as a member of the Audit Committee and Governance and Nominating Committee effective April 3, 2023, and served on no committee of the Board of Directors during her tenure as Executive Consultant and Interim Chief Executive Officer in accordance with applicable listing standards of Nasdaq. The Board of Directors believes its current structure and operation, as described herein, properly safeguards the independence of the Board of Directors.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics that applies to its directors, officers and employees, including the Company’s principal executive officer, principal financial officer and principal accounting officer. This Code of Business Conduct and Ethics can be found on the Company’s investor relations website at https://ir.kirklands.com/profiles/investor/Governance.asp.

Board Independence

Consistent with the Nasdaq listing standards and the regulations promulgated by the SEC, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by its board of directors. After review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board of Directors affirmatively has determined that the following directors, constituting a majority of the Company’s directors, are independent directors within the meaning of the applicable Nasdaq listing standards: Steven J. Collins, R. Wilson Orr, III, Susan S. Lanigan, Charlie Pleas, III, Chris L. Shimojima and Jill A. Soltau. Effective March 1, 2024, following the completion of her tenure as Interim Chief Executive Officer, the Board of Directors affirmatively has determined that Ann E. Joyce is an independent director. The Company’s independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

Board Diversity and Refreshment

Our Board is committed to building a Board with diverse experiences and backgrounds. The Board has a non-management director retirement policy. The Board is committed to actively seeking women and minority candidates for the pool from which board candidates are chosen. As part of our ongoing commitment to creating a balanced Board with diverse viewpoints and significant retail experience, we regularly add new directors to infuse new ideas and fresh perspectives in the boardroom. Our directors reflect diverse perspectives, including a complementary mix of skills, experience, and backgrounds that we believe are essential to our Board’s ability to represent the interests of our shareholders. The average tenure for independent directors that have been elected or appointed to the Board is 11 years. In the last five years, two new independent directors have been elected or appointed to the Board.

The following matrix provides additional information about our directors:

Demographics	Steven J. Collins	Ann E. Joyce	Susan S. Lanigan	R. Wilson Orr, III	Charlie Pleas, III	Chris L. Shimojima	Jill A. Soltau	Amy E. Sullivan
Racial/Ethnic and LGBTQ+ Identity
African American					•
Asian/Pacific Islander						•
Hispanic/Latino
White/Caucasian	•	•	•	•			•	•
LGBTQ
Gender Expression
Male	•			•	•	•
Female		•	•				•	•
Non-Binary
Board Tenure
Years	20	3	8	28	8	6	2	0

Board of Directors and Committee Meetings

During fiscal 2023, the Board of Directors held eight regular meetings. All directors attended at least 75% of the meetings of the Board of Directors and all committees of the Board of Directors on which they served. While the Company encourages all members of the Board of Directors to attend annual meetings of the Company’s shareholders, there is no formal policy as to their attendance. All of the then-current members of the Board of Directors attended the 2023 Annual Meeting of Shareholders. All of the members of the Board of Directors are expected to attend the Annual Meeting unless an emergency prevents them from doing so.

The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Governance and Nominating Committee. All of the members of the Audit Committee, Compensation Committee and Governance and Nominating Committee are “independent” as defined by the applicable rules and regulations of Nasdaq and the SEC. The Board of Directors has adopted written charters that outlines the duties of each committee. A copy of these charters for each committee are available on the Company’s investor relations website at http://ir.kirklands.com/profiles/investor/committees.asp.

The Board of Directors has determined that the Audit Committee Chair, Charlie Pleas, III, is an “audit committee financial expert” as that term is defined in the SEC’s rules and regulations. The Board of Directors also believes that each of the members of the Audit Committee has demonstrated that he or she is able to read and understand fundamental financial statements, including the Company’s balance sheets, statements of operations and statements of cash flows.

The following table lists the three standing committees of the Board of Directors, each of their duties and functions and the number of meetings they held in fiscal 2023:

Standing Committees of the Board
	Duties and Functions	Meetings
Audit Committee (1)		7
•	Review and reassess the adequacy of its charter annually and recommend any proposed changes to the Board for approval, and additionally, annually evaluate its own performance;
•

Review with management and the Company’s independent public accountants the Company’s audited financial statements and related footnotes, and the clarity of the disclosures in the financial statements;

•

Meet periodically with management and the Company’s independent registered public accountants to review the Company’s major financial risk exposures and other significant risk exposures (e.g., cybersecurity) and the steps taken to monitor and control such exposures;

•	Review and discuss quarterly reports from the Company’s independent public accountants regarding critical accounting policies and practices;
•

Obtain from the Company’s independent public accountants their recommendation regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and the correction of controls deemed to be deficient;

•

Pre-approve all auditing services and permitted non-audit services and approve the fees for such services and terms thereof to be performed for the Company by its independent registered public accountants;

•

Adopt procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	Establish, review and update policies for approving related party transactions and monitor implementation of such policies; and
•	Review and approve any transactions between the Company and related parties.
Compensation Committee (2)		4
•

Review and recommend to the Board the annual salary, bonus, stock compensation and other benefits, direct and indirect, of the Company’s executive officers, including the Chief Executive Officer and Chief Financial Officer;

•	Review and provide recommendations regarding compensation and bonus levels of other members of senior management;
•	Review and recommend to the Board new executive compensation programs;
•	Grant awards under our equity incentive plans and establish the terms thereof;
•

Review and recommend to the Board the terms of any employment agreement executed by the Company with an executive officer of the Company, including arrangements that provide for payments to an executive officer at, following, or in connection with the officer's termination, including resignation, severance, or retirement, or a change of control of the Company;

•	Review and recommend to the Board the appropriate structure and amount of compensation for the Directors;
•	Oversee all matters relating to the outcome of shareholder advisory approval of executive compensation ("say-on-pay" votes), including recommending the frequency of such advisory votes to the Board;
•

Oversee the appropriate Committee response to a say-on-pay vote that does not achieve the required vote and, based on such result, determine if any compensation arrangement subject to such advisory voting should be modified;

•	Review and approve material changes in the Company’s employee benefit plans; and
•	Where applicable, employ a compensation consultant that reports directly to the committee to assist in the evaluation of our executive compensation programs.
Governance and Nominating Committee (3)		4
•

Review and make recommendations on the range of skills and expertise which should be represented on the Board, and the eligibility criteria for individual director and committee membership, including minimum qualifications and skills that must be met by director candidates;

•	Identify and recommend potential candidates for election or re-election to the Board;
•	Implement a policy and procedures with regard to the consideration of any director candidates recommended by security holders; and
•	Review and recommend to the Board the appropriate structure of committees, committee assignments and committee chairs.

(1)
As of the end of fiscal 2023, members include Mr. Pleas (Chair), Mr. Orr, Mr. Shimojima and Ms. Soltau.
(2)
As of the end of fiscal 2023, members include Ms. Lanigan (Chair), Mr. Collins, Mr. Shimojima and Ms. Soltau.
(3)
As of the end of fiscal 2023, members include Mr. Orr (Chair), Mr. Collins and Ms. Lanigan.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised entirely of the following independent directors: Susan S. Lanigan (Chair), Steven J. Collins, Chris L. Shimojima and Jill A. Soltau. Mr. Collins previously served as the Company’s Chief Financial Officer from 1997 to 1998. Except as described in the preceding sentence, no member of our current Compensation Committee is or has been one of our officers or employees or has had any relationship requiring disclosure under the SEC rules. In addition, during fiscal 2023, none of our executive officers served as any of the following:

•
a member of the compensation committee (or other board committee performing similar functions, or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served on the Compensation Committee;
•
a director of another corporation, one of whose executive officers served on the Compensation Committee; or
•
a member of the compensation committee (or other board committee performing similar functions, or, in the absence of any such committee, the entire board of directors) of another corporation, one of whose executive officers served as one of our directors.

Director Nomination Process

The Governance and Nominating Committee will consider director candidates who have relevant business experience, are accomplished in their respective fields, and who possess the skills and expertise to make a significant contribution to the Board of Directors, the Company and its shareholders. The Governance and Nominating Committee will consider nominees for election to the Board of Directors that are recommended by shareholders, provided that a complete description of the nominees’ qualifications, experience and background, together with a statement signed by each nominee in which he or she consents to act as such, accompany the recommendations. Such recommendations should be submitted in compliance with the procedures outlined on page 39 under the heading “Shareholder Proposals for the 2025 Annual Meeting.”

While the Governance and Nominating Committee does not have a specific diversity policy relating to the composition of the Board of Directors, the Board of Directors values diversity. The Board of Directors considers a number of diversity factors in evaluating director candidates including, without limitation, professional experience, education, race, gender and national origin, but does not assign any particular weight or priority to any particular factors. Instead, the Board of Directors considers each individual candidate in the context of the current perceived needs of the Board of Directors as a whole. Currently, the Board has two directors who are racially and ethnically diverse, and four directors who are female.

In identifying prospective director candidates, the Governance and Nominating Committee may seek referrals from other members of the Board of Directors, management, shareholders and other sources. The Governance and Nominating Committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The Governance and Nominating Committee utilizes the same criteria for evaluating candidates regardless of the source of the referral. When considering director candidates, the Governance and Nominating Committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board of Directors’ effectiveness.

In connection with its annual recommendation of a slate of nominees, the Governance and Nominating Committee may also assess the contributions of those directors recommended for re-election in the context of the Board of Directors’ evaluation process and other perceived needs of the Board of Directors.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, our Board of Directors focuses primarily on the information discussed in each director’s biographical information set forth in the section “Board of Directors” of this Proxy Statement. Each of the Company’s directors possesses high ethical standards, acts with integrity and exercises careful, mature judgment. Each director is committed to employing their skills and abilities to aid the long-term interests of the stakeholders of the

Company. In addition, our directors are knowledgeable and experienced in one or more business endeavors, which further qualify them for service as members of the Board of Directors.

In 2024, the Governance and Nominating recommended three Class I nominees and one Class III nominee to the Board for election at the Annual Meeting. The current size of the Board of Directors is set at eight members, having been increased from seven members on February 4, 2024, when Ms. Sullivan joined the Board of Directors. The Board of Directors had been at seven members since May 31, 2023, when Steven C. Woodward, the Company’s former President and Chief Executive Officer, resigned from the Board of Directors.

Board Orientation and Continuing Education

New directors participate in an orientation program that includes discussions with senior management, a store visit, and their review of background materials on our strategic plan, organization and financial statements. We encourage each director to participate in continuing educational programs that are important to maintaining a director’s level of expertise to perform his or her responsibilities as a Board member.

Board Evaluations

The Governance and Nominating Committee annually reviews and approves the process by which the Board, its committees and the individual directors conduct self-evaluations. The most recent Board evaluation, which was conducted in February of 2024, was administered by the Company’s Corporate Secretary and consisted of both a detailed board survey and surveys for each of the Committees. These findings were then aggregated and then reviewed and discussed in the March 2024 Board and Committee meetings. The Company believes this process is dynamic and intentional and results in robust feedback from each of the Board members on the operation and effectiveness of the Board and its committees. The Board evaluations also help inform Board succession planning and director nominations.

Corporate Governance Guidelines and Director Retirement Policy

Our Board of Directors follows a set of Corporate Governance Guidelines, which governs the conduct of our Board. These Guidelines include a non-management director retirement policy, which requires any non-management director who reaches the age of 70 to submit a letter of resignation from the Board to be effective (subject to acceptance by the Board) as of the date of the next annual meeting of shareholders. Our Corporate Governance Guidelines are posted on our investor relations website at https://ir.kirklands.com/profiles/investor/Governance.asp, and we will provide a copy of the Guidelines (or any of our other corporate governance documents) to any shareholder or other person upon receipt of a written request addressed to the Corporate Secretary of Kirkland’s at 5310 Maryland Way, Brentwood, TN 37027.

Board of Directors Role in Risk Oversight

The Board of Directors takes an active role in risk oversight. The Board of Directors exercises its risk oversight function through the full Board of Directors and each of its committees. The Audit Committee of the Board of Directors takes an active risk oversight role by meeting with the Company’s senior management team on a regular basis and reviewing and approving key risk policies and risk tolerances. The Audit Committee is responsible for ensuring that the Company has in place a process for identifying, prioritizing, managing, and monitoring its critical risks. Furthermore, the Board of Directors, with input from the Audit Committee, regularly evaluates our management infrastructure, including personnel competencies and technologies and communications, to ensure that key risks are being properly evaluated and managed. Finally, the Compensation Committee of the Board of Directors reviews any risks associated with the Company’s compensation practices. In the Compensation Committee’s view, our compensation policies do not encourage risk-taking, in part because the compensation packages are weighted towards long-term vesting equity as opposed to cash or immediately vested equity awards.

Human Capital

Overview. We employed approximately 900 full-time and 3,200 part-time employees as of February 3, 2024. The number of our employees fluctuates with seasonal needs. We generally experience our highest level of employment during the fourth fiscal quarter. Of our 4,100 employees, approximately 3,750 work at stores, 150 work at our distribution centers and 200 work in corporate support functions.

Philosophy and culture. Our goal is to employ a highly engaged, high-performing workforce that is happy and empowered. Our people philosophy is based on creating a workplace culture where all employees feel respected, valued and inspired. We actively engage employees in regular opportunities to feel connected to our goals and the communities in which we operate. We celebrate and prioritize diversity and inclusion and position employees for success with the tools and resources they need to thrive.

Personnel recruitment and training. We believe our continued success is dependent in part on our ability to attract, retain and motivate quality employees. In particular, our success depends on our ability to promote and recruit qualified corporate personnel, distribution center employees, district and store managers and full-time and part-time store employees. District managers are primarily responsible for recruiting new store managers, while store managers are responsible for the hiring and training of store employees. We constantly look for motivated and talented people to promote from within the Company, in addition to recruiting outside of Kirkland’s. All store employees are trained utilizing the “K University” training program. Store managers train at a designated “training store” where they work directly with a qualified training store manager. District managers onboard at our corporate office in addition to spending time with designated district manager trainers. Corporate and distribution center employees receive training at their respective locations.

Compensation and benefits. We are committed to providing competitive pay and benefits to our employees. Corporate management, distribution center leadership, regional directors, district managers and store managers are compensated with base pay plus periodic bonuses based on performance. Store and distribution center non-management employees are compensated on an hourly basis in addition to periodic contests and rewards. Many of our employees participate in one of our various bonus incentive programs, which provide the opportunity to receive additional compensation based upon department or Company performance. We also provide our eligible employees the opportunity to participate in a 401(k) retirement savings plan, which includes a 100% Company match of the employee’s elective bi-weekly contributions up to 4% of eligible compensation. We share in the cost of health insurance provided to eligible employees, and we offer our employees a discount on merchandise purchased from our stores.

Safety. Employee health and safety is continuously promoted through training and resources across our operations. We develop and administer Company-wide policies to ensure the safety of each employee and compliance with Occupational Safety and Health Administration standards.

Diversity. Our leadership team is comprised of our Chief Executive Officer, Chief Financial Officer, three senior vice presidents and one vice president who, collectively, have management responsibility for our business areas including store operations, supply chain, e-commerce, finance, legal, merchandising, human resources, marketing and information technology. Our leadership team places significant focus and attention on matters concerning our human capital assets including their capability development, succession planning and diversity. Accordingly, we regularly review talent development and succession plans for each of our functions, to identify and develop a pipeline of talent to maintain business operations. We are also focused on engaging our existing workforce through policies and programs promoting workplace diversity and inclusion. Currently, the majority of the members of our leadership team are women. We are committed to our continued efforts to promote diversity and foster an inclusive work environment that supports the communities we serve. We have an employee Diversity Council with cross-organizational representatives who advocate for and monitor our commitment to diversity and inclusion. We have executed training focused on driving inclusion and celebrated events spotlighting inclusion and diversity within our organization. We recruit the best people for the job regardless of race, gender, ethnicity or other protected traits, and it is our policy to fully comply with all laws applicable to discrimination in the workplace.

Environmental, Social and Governance (“ESG”)

We have made ESG and diversity and inclusion a priority throughout our organization and the communities we serve. As our business evolves over time, sustainability will continue to increase in significance as we revise and develop our stores and e-commerce operations. However, we currently lease all of our properties, so there are limited actions we can take with respect to environmental sustainability issues. Nevertheless, we seek to ensure that all future changes to our stores, including any possible real property acquisitions, are done in a socially and environmentally responsible manner. Our leadership team has worked with our ESG Steering Committee and our Board to develop short-term and long-term ESG strategies. One of our sustainability pledges is to strengthen the local communities in which we operate, and our various corporate giving initiatives have helped elevate our impact on these local communities.

We have an ESG section on our Investor Relations website at http://ir.kirklands.com/esg. The documents and materials published there highlight our ongoing ESG initiatives. The information included in, referenced to, or otherwise accessible through our website, is not incorporated by reference in, or considered to be part of, this document or any document unless expressly incorporated by reference therein.

Board of Directors Compensation

Retainer and Fees for Employee Directors

Any director who is also one of our employees does not receive any additional compensation for his or her service as a director of Kirkland’s. The compensation of Amy E. Sullivan, our President and Chief Executive Officer and a member of our Board of Directors, and Ann E. Joyce, our Former Executive Consultant and Interim Chief Executive Officer and a member of our Board of Directors, is discussed on page 25 under the heading “VI. Executive Compensation.” While Board member Ann E. Joyce was an employee of the Company, she did not receive any additional compensation for her services as a director.

Retainer and Fees for Non-employee Directors

The Compensation Committee has approved the following compensation for non-employee directors for their service:

Director Cash Compensation. Each non-employee director is paid an annual retainer of $55,000 and our non-employee Chair of the Board of Directors receives an additional annual retainer of $55,000.

Committee Cash Compensation. Each non-employee director who is a member of our Audit Committee is paid an annual retainer of $10,000, and the Chair of the Audit Committee receives an annual retainer of $20,000. Each non-employee director who is a member of our Compensation Committee receives an annual retainer of $7,500, and the Chair of the Compensation Committee is paid an annual retainer of $15,000. Each non-employee director who is a member of the Governance and Nominating Committee is paid an annual retainer of $7,500, and the Chair of the Governance and Nominating Committee receives an annual retainer of $15,000.

Equity Compensation. At the 2023 Annual Meeting, each person serving as a non-employee director received 12,110 restricted share units (“RSUs”), with a fair market value of approximately $35,000. At the Annual Meeting, each person serving as a non-employee director will receive an RSU grant with a fair market value of approximately $35,000. The RSUs vest one year from the date of grant (or on a pro-rata basis relative to the termination date if the director’s service with the Company terminates prior to the one-year anniversary of the grant date). In the event of a change in control of the Company (a “Change in Control”), as defined in the Company’s Amended and Restated 2002 Equity Incentive Plan, the Company reserves the right to substitute cash or other substitute consideration for the right to receive shares subject to any unvested RSU grant; provided that at the time of that Change in Control, such substitute consideration has a value (as reasonably determined by the Board of Directors) equal to the then-current fair market value of the shares subject to such unvested RSUs; and provided further that such substitute consideration vests and becomes payable on the same basis as provided in the award agreement with respect to such RSUs and the shares subject thereto.

Director Compensation Table

The following table provides information about all compensation earned by our non-employee directors who served on our Board of Directors during fiscal 2023:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Steven J. Collins	$70,000	$34,998	$104,998
Ann E. Joyce (2)	12,083	—	12,083
Susan S. Lanigan	77,500	34,998	112,498
R. Wilson Orr, III	132,500	34,998	167,498
Charlie Pleas, III	75,000	34,998	109,998
Chris L. Shimojima	72,500	34,998	107,498
Jill A. Soltau	72,500	34,998	107,498

(1)
As a part of our Board of Directors compensation package, each non-employee member of the Board of Directors was granted 12,110 RSUs on June 21, 2023. The RSUs will vest one year from the date of grant (or will vest on a pro-rata basis relative to the termination date if the director’s service to the Company terminates prior to the one-year anniversary of the grant date). The amounts in the column titled “Stock Awards” reflect the grant date fair values of awards made during fiscal 2023 as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation— Stock Compensation (“FASB ASC Topic 718”).
(2)
Ms. Joyce joined the Board of Directors in 2021 and accepted a position as an Executive Consultant for the Company effective April 3, 2023, and she served as Interim Chief Executive Officer effective May 31, 2023 through February 3, 2024. Therefore, her fees earned or paid in cash represents fees earned prior to her appointment as Executive Consultant and Interim Chief Executive Officer. Ms. Joyce received 50,000 RSUs and 50,000 options with a one-year vesting term as part of her compensation related to her position as Interim Chief Executive Officer and did not receive stock awards as a member of the Board of Directors. The discussion of her compensation as an employee of the Company is on page 25 under the heading “VI. Executive Compensation”.

The following table shows, as of February 3, 2024, the number of all unvested RSUs held by non-employee directors:

Name	Number of RSUs
Steven J. Collins	12,110
Susan S. Lanigan	12,110
R. Wilson Orr, III	12,110
Charlie Pleas, III	12,110
Chris L. Shimojima	12,110
Jill A. Soltau	12,110

Communications with Members of the Board of Directors

Pursuant to the policy of the Board of Directors, all communications directed to the Board of Directors will be delivered to the Board of Directors. Any party interested in communicating directly with the Board of Directors may contact the Board of Directors by writing to them c/o Kirkland’s, Inc., 5310 Maryland Way, Brentwood, TN, 37027, Attention: Carter R. Todd.

V. SECURITY OWNERSHIP OF KIRKLAND’S

Security Ownership of Certain Beneficial Owners and Management

The following table shows, as of April 29, 2024 (except as set forth below), the number of shares of Common Stock beneficially owned by:

•
each beneficial owner of more than five percent of our outstanding Common Stock;
•
each of our directors;
•
each of our current named executive officers listed in the Summary Compensation Table on page 30 (collectively, the “NEOs” or “named executive officers”); and
•
all of our directors and executive officers as a group.

The determinations of “beneficial ownership” of the Common Stock are based upon responses to Company inquiries that cited Rule 13d-3 under the Exchange Act. Such rule provides that shares shall be deemed to be “beneficially owned” where a person has, either solely or in conjunction with others, the power to vote or to direct the voting of shares and/or the power to dispose, or to direct the disposition, of shares; or where a person has the right to acquire any such beneficial ownership within 60 days after the date of determination. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares listed as beneficially owned by them.

Unless otherwise noted, the address for each person listed is c/o Kirkland’s, Inc., 5310 Maryland Way, Brentwood, TN 37027.

	Shares of Common Stock Beneficially Owned
Name	Number	Percent
Amy E. Sullivan, NEO and Director (1)	39,297	•
W. Michael Madden, NEO (2)	40,521	•
Ann E. Joyce, NEO and Director (3)	174,239	1.3%
Steven J. Collins, Director (4)	143,353	1.1%
Susan S. Lanigan, Director (5)	96,563	•
R. Wilson Orr, III, Director (6)	99,563	•
Charlie Pleas, III, Director (7)	180,463	1.4%
Chris L. Shimojima, Director (8)	78,563	•
Jill A. Soltau, Director (9)	27,035	•
John H. Lewis (10) 300 Drakes Landing Road, Suite 172 Greenbrae, CA 94904	1,266,520	9.7%
The Vanguard Group (11) 100 Vanguard Blvd. Malvern, PA 19355	665,935	5.1%
All executive officers and directors as a group (9 persons) (12)	879,597	6.7%

•
Less than one percent of class
(1)
Includes vested options to purchase 18,218 shares of Common Stock held by Ms. Sullivan.
(2)
Includes vested options to purchase 25,480 shares of Common Stock held by Mr. Madden.
(3)
Includes vested options to purchase 50,000 shares of Common Stock held by Ms. Joyce.
(4)
Includes 12,110 RSUs held by Mr. Collins that will vest in June 2024.
(5)
Includes 12,110 RSUs held by Ms. Lanigan that will vest in June 2024.
(6)
Includes 12,110 RSUs held by Mr. Orr that will vest in June 2024.
(7)
Includes 12,110 RSUs held by Mr. Pleas that will vest in June 2024.
(8)
Includes 12,110 RSUs held by Mr. Shimojima that will vest in June 2024.
(9)
Includes 12,110 RSUs held by Ms. Soltau that will vest in June 2024.
(10)
Includes 111,231 shares to which John H. Lewis has sole voting and dispositive power and 1,155,289 shares to which Mr. Lewis has shared voting and dispositive power through Osmium Partners, LLC. Obtained from Form 4 filed on January 12, 2024.

(11)
Includes 660,691 shares to which The Vanguard Group has sole dispositive power and 5,244 shares to which it has shared dispositive power. Obtained from Schedule SC 13G/A filed on February 13, 2024.
(12)
Includes 72,660 RSUs that will vest in June 2024 and options to purchase 93,698 shares of Common Stock.

VI. EXECUTIVE COMPENSATION

Narrative Description of Named Executive Officer Compensation

This narrative describes our executive compensation programs for fiscal 2023 for the following named executive officers:

•
Amy E. Sullivan (1), our President and Chief Executive Officer;
•
W. Michael Madden (2), our Executive Vice President and Chief Financial Officer;
•
Ann E. Joyce (3), our Former Interim Chief Executive Officer and Executive Consultant; and
•
Steven C. Woodward (4), our Former Chief Executive Officer and Director;

_________________

(1)
Ms. Sullivan was appointed to President and Chief Executive Officer from President and Chief Operating Officer, effective February 4, 2024.
(2)
Mr. Madden joined the Company as Executive Vice President and Chief Financial Officer, effective August 31, 2022.
(3)
Ms. Joyce joined the Company as an Executive Consultant, effective April 3, 2023 and was appointed to Interim Chief Executive Officer, effective May 31, 2023. Effective February 29, 2024, Ms. Joyce resigned from her positions and is no longer an employee of the Company.
(4)
Mr. Woodward and the Company mutually agreed to part ways, effective May 31, 2023.

Overview

The Compensation Committee of the Board of Directors has developed and implemented compensation policies, plans and programs that seek to enhance our profitability, and thus shareholder value, by aligning the financial interests of our senior management with those of our shareholders. Our compensation arrangements are designed to attract and retain corporate officers and other key employees and to motivate them to perform to the full extent of their abilities, in the best long-term interests of the shareholders.

During fiscal 2023, the Compensation Committee held four meetings and took the following significant actions:

•	discussed, approved and recommended to the Board of Directors the base salaries of our named executive officers;

•	established annual cash bonus targets and payout levels for our named executive officers under the Company’s Amended and Restated 2002 Equity Inventive Plan; and

•	approved long-term equity based incentive grants totaling 116,490 RSUs and 141,089 stock options to named executive officers under the Company’s Amended and Restated 2002 Equity Incentive Plan.

Compensation Philosophy and Objectives

The key objective of the Company’s compensation programs is to attract and retain highly qualified key executives. Once executives have joined the Company, the compensation programs are structured to provide the appropriate level of incentives in the form of cash and equity to maintain a high level of competitiveness and thereby retain key executives. The Company offers its executives a combination of base salary, cash bonus incentives and equity-based compensation in the form of restricted share units and stock options. The Company believes these compensation and incentive programs align with its overall goal of maximizing its long-term financial results and shareholder value.

The Compensation Committee believes that a significant portion of total compensation for Company executives should be allocated to equity incentives that align pay with shareholder value. In addition, cash bonuses are available to reward executives for achieving Company performance goals.

Compensation Consultant

In 2022, the Compensation Committee retained Aon Consulting, Inc. (“Aon”), as the Compensation Committee’s independent compensation consultant to perform a review and benchmarking of the Company’s executive officer compensation programs to assist in determining compensation components and levels for 2023. Aon prepared a report (the “Compensation Report”), utilizing a peer group of publicly-traded retailers that fell within a reasonable range of comparative factors such as revenue, EBITDA and market capitalization, both above and below the Company. Aon also provided information about market trends in executive officer pay practices and advised the Company on compensation program design and structure. In addition, the Compensation Report compared the compensation paid to the Company’s top executives to the compensation paid to their counterparts at the peer companies identified by Aon. The Compensation Committee consulted with Aon and referenced the Compensation Report for an understanding of market practices and competitive compensation levels in establishing base salaries and other compensation arrangements for the named executive officers, as described below.

The Compensation Committee determined that Aon was independent and that its engagement did not present any conflicts of interest. Aon also determined that it was independent and free from conflict with respect to the engagement and confirmed this in a written statement delivered to the Chair of the Compensation Committee. Aon reports directly to the Compensation Committee on all work assigned by the Compensation Committee.

Base Salary

The Company provides its named executive officers with base salaries to compensate them for services rendered during the year. The Compensation Committee believes that competitive salaries must be paid in order to attract and retain high-quality executives. The Compensation Committee annually reviews the base salaries for executive officers and makes adjustments to individual base salary rates when necessary or otherwise appropriate.

Among other things, individual base salary adjustments take into account individual performance contributions for the prior year, as well as sustained performance contributions over a number of years, significant changes in responsibilities, if any, and cost-of-living adjustments. The assessment of individual performance is subjective and is not intended to correlate to specific corporate performance measures. The Compensation Committee’s decisions regarding fiscal 2023 salary increases are reflected below:

	Base Salary Rate (1)
Executive Officer	Fiscal 2023	Fiscal 2022
Amy E. Sullivan (2)	$450,000	$375,000
W. Michael Madden	400,000	400,000
Ann E. Joyce (3)	540,000	—
Steven C. Woodward (4)	750,000	750,000

(1)
The amounts shown above reflect each named executive officer’s base salary rate following merit-based increases as determined by the Compensation Committee in its discretion.
(2)
Ms. Sullivan was appointed to President and Chief Operating Officer effective April 5, 2023.
(3)
Ms. Joyce became an executive consultant to the Company effective April 3, 2023 and was appointed Interim Chief Executive Officer upon Mr. Woodward’s departure on May 31, 2023. Ms. Joyce’s employment agreement included a term that she be paid a monthly salary of $45,000 during the term of her employment by the Company. Ms. Joyce resigned as an employee of the Company effective February 29, 2024.
(4)
Mr. Woodward and the Company mutually agreed to part ways, effective May 31, 2023.

Annual Non-Equity Incentive Plan Compensation

The Company’s annual cash bonus program compensation is provided under the Company’s Amended and Restated 2002 Equity Incentive Plan and has been designed to provide a short-term incentive to our executives based upon predetermined financial performance goals for the Company. The Compensation Committee determines the target amount of the cash bonus annually for each executive expressed as a percentage of base salary.

The following table sets forth the threshold, target and maximum potential bonus payouts under the annual cash bonus program, specified as a percentage of base salary, for the named executive officers for fiscal 2023:

Executive Officer	Threshold	Target	Maximum
Amy E. Sullivan	50%	100%	150%
W. Michael Madden	28%	55%	82.5%
Ann E. Joyce (1)	N/A	N/A	N/A
Steven C. Woodward	50%	100%	150%

(1)
Ms. Joyce was not included in the Company’s Annual Non-Equity Incentive Plan per the terms of her employment agreement.

For fiscal 2023, the only financial performance goal underlying the annual cash bonus program was based upon the achievement of a specified level of earnings before adjustments for interest, taxes and depreciation and amortization (“EBITDA”) for fiscal 2023 as determined based upon our annual budget as approved by the Board of Directors at the beginning of such fiscal year. The reliance on EBITDA is driven by the Compensation Committee’s belief in using a metric that aligns with current business objectives to maximize operating cash flow.

For fiscal 2023, the Company performance goal was structured such that, for the named executive officers, the actual bonus payout was based on actual EBITDA, which we calculated as operating loss, as reported in the Company’s consolidated statements of operations for the applicable fiscal year, before interest and provision for income tax, adjusted for depreciation and impairment, compared to the target EBITDA performance goal with linear interpolation used to determine payouts between these levels of EBITDA performance, as shown in the following table:

	Actual vs. Target EBITDA Percentage	Payout Ratios
Threshold	100%	50%
Target	186%	100%
Maximum	279%	150%

The Company’s EBITDA target for fiscal 2023 was $5.4 million. The actual EBITDA achieved by the Company in fiscal 2023 was a loss of $10.6 million, which was below the threshold amount. However, the Compensation Committee reserves the right to adjust the Company performance target for extraordinary and non-recurring events after it has been established. The Compensation Committee did not use such discretion in fiscal 2023. Because the minimum EBITDA target for fiscal 2023 was not achieved, the Compensation Committee did not award bonuses to the named executive officers for fiscal 2023 under the non-equity incentive plan. There are no bonus payments to named executive officers in fiscal 2023 in the Summary Compensation Table.

Long-Term Equity Based Incentive Compensation

The Company’s equity awards are issued under the Company’s Amended and Restated 2002 Equity Incentive Plan and have been designed to provide a long-term incentive to our executives, align executive and shareholder interests, promote executive stock ownership and attract and retain top performers. The Compensation Committee determines the amount of the equity grant for each executive expressed as a percentage of base salary.

Equity awards are generally made to named executive officers upon hire. Thereafter, awards are generally made annually, at the discretion of the Compensation Committee, as part of the Compensation Committee’s annual compensation evaluation process. Equity awards may also be made in special circumstances (for example, to recognize a promotion or achieve a particular retention objective), at the discretion of the Compensation Committee, but these situations are rare.

The Compensation Committee, in its discretion, evaluates potential equity awards primarily based on the value of the award in relation to the named executive officer’s total compensation, with additional consideration given to the number of shares to be allocated in relation to the number of shares outstanding. The Compensation Committee continually evaluates the type of equity award that is appropriate at the given time in response to changing business conditions with a goal of providing the type of equity award most appropriate to ensure the right balance between retention and incentive to build long-term shareholder value. Equity awards have vesting requirements and terms that are similar among the recipients of the awards, providing incentives for executives to stay with the Company and work together to achieve common goals.

On April 6, 2023, in connection with the Compensation Committee’s annual compensation evaluation process, the Compensation Committee made the following annual equity awards to our named executive officers:

Name	RSUs (1)	Stock Options (2)
Amy E. Sullivan	39,894	54,653
W. Michael Madden	26,596	36,436
Ann E. Joyce	50,000	50,000
Steven C. Woodward (3)	—	—

(1)
RSUs vest one-third annually each year over a three-year period beginning on the first anniversary of the grant date, with the exception of Ms. Joyce’s grant which cliff vest 100% on the first anniversary of the date of grant due to her short-term roles as Executive Consultant and Interim CEO, which lasted less than one year.
(2)
Options vest one-third annually each year over a three-year period beginning on the first anniversary of the grant date, with the exception of Ms. Joyce’s grant which cliff vest 100% on the first anniversary of the date of grant due to her short-term roles as Executive Consultant and Interim CEO, which lasted less than one year. Options awards to the named executive officers have a 10-year life. In establishing the terms of the stock option awards, the Compensation Committee intended to reward our named executive officers if our stock price significantly increases. Accordingly, the committee set the stock options’ exercise price to a premium (125%) of our stock’s closing price on the grant date.
(3)
In connection with his announced departure from the Company, Mr. Woodward was not included in the annual compensation evaluation process, and therefore, he did not receive any annual equity awards.

The size of these equity awards was determined by the Compensation Committee after a review of fiscal 2022 performance and taking into consideration the grantees’ other compensation, the value of our shares on the date of grant and the Compensation Committee’s subjective judgment regarding the size of award necessary to strongly encourage both the retention of the grantees and their continued efforts on our behalf while managing the dilutive impact of the awards.

Perquisites

The Company does not provide significant perquisites or personal benefits to our executive officers that are not readily available to other employees. The Company provides our named executive officers the opportunity to participate in a 401(k) retirement savings plan, which includes a 100% Company match of the executive’s elective bi-weekly contributions up to 4% of eligible compensation, subject to IRS limitations. The Company also provides our named executive officers the opportunity to participate in a health savings account, which includes a $500 Company match of the executive’s elective contributions.

Employment Agreements and Severance Benefits

The specific terms of our employment agreements are discussed on page 31 under the heading “Employment Arrangements and Post-Employment Compensation and Benefits.” The Compensation Committee has noted the prevalence of employment agreements among our peer companies and believes that such arrangements, when properly tailored, are appropriate and necessary. The Compensation Committee also believes that reasonable severance benefits (i) should be established with reference to an executive’s position and current cash compensation opportunities, and (ii) should be conditioned upon execution of a release of claims against the employer and its affiliates. Accordingly, the Compensation Committee has approved employment agreements, which include severance benefits, for Ms. Sullivan, Mr. Madden and Mr. Woodward pursuant to which severance is payable upon a termination without cause or a resignation for good reason, subject in each case to the executive executing a release of claims in favor of the Company.

Tax Implications - Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code limits our ability to deduct for tax purposes compensation in excess of $1,000,000 that is paid to our principal executive officer, our principal financial officer, or any one of our next three highest paid executive officers. The Compensation Committee will review and consider the deductibility of executive compensation under Section 162(m) and may authorize certain payments in excess of the $1,000,000 limitation. The Compensation Committee believes that it needs to balance the benefits of designing awards that are tax-deductible with the need to design awards that attract, retain and reward executives responsible for our success.

Stock Ownership and Retention Guidelines

Our Board of Directors and Compensation Committee have established stock ownership guidelines for our senior executives. These guidelines are designed to encourage our executives to have a meaningful equity ownership in the Company, thereby linking their interests with those of our shareholders. These guidelines provide that, within the first five years of becoming subject to the guidelines, each executive must own (by way of shares owned directly or indirectly, shares represented by unvested time-based RSUs and the intrinsic value of the shares of vested stock options) the Company’s common stock with a value of five times (5x) base salary for Ms. Sullivan and two times (2x) base salary for Mr. Madden. The guidelines also provide that if an executive is not currently in compliance with this guideline (regardless of the compliance grace period), the executive must retain 50% of the net shares (after satisfying any tax obligations and any required payments upon exercise) received upon vesting of RSUs.

Ms. Sullivan, who was appointed to President and Chief Executive Officer on February 4, 2024, and Mr. Madden, who joined the Company on August 31, 2022, each have five years to become compliant with these guidelines. The stock ownership and retention guidelines may be found on the Company’s investor relations website at https://ir.kirklands.com/profiles/investor/Governance.asp.

No Hedging/No Pledging Policy

In addition to insider trading restrictions, the Company has a policy that prohibits all employees and non-employee directors from engaging in any of the following transactions involving the Company’s securities including: short sales, buying or selling put or call options or other derivative securities and hedging or monetization transactions such as zero-cost collars and forward sale contracts. In addition, the Company’s policy prohibits holding Company securities in a margin account or otherwise pledging Company securities as collateral for a loan. An exception to this prohibition may be granted where a person wishes to pledge Company securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities. Any person who wishes to pledge Company securities as collateral for a loan must submit a request for approval to one of the Company's Compliance Officers at least two weeks prior to the proposed execution of documents evidencing the proposed pledge.

Recovery of Erroneously Awarded Compensation Policy

On September 19, 2023, our Board adopted the Kirkland’s, Inc. Nasdaq Policy for the Recovery of Erroneously Awarded Compensation (the “Recoupment Policy”) in accordance with the requirements of Exchange Act Rule 10D-1 and the applicable Nasdaq listing requirements. The Recoupment Policy, which applies to current and former executive officers, provides for the mandatory recoupment of erroneously awarded incentive-based compensation in the event of an accounting restatement due to the material noncompliance of the Company with any financial reporting requirements under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. “Excess” compensation is generally the amount of performance-based compensation paid above what would have been received had the statements in question been accurate. The Recoupment Policy may be found on the Company’s investor relations website at https://ir.kirklands.com/profiles/investor/Governance.asp.

Summary Compensation Table

The following table provides information about all compensation awarded to or earned by the named executive officers in fiscal 2023 and 2022:

Name and Principal Position	Year(1)	Salary ($)(2)	Stock Awards ($)(3)(4)	Option Awards ($)(3)	All Other Compensation ($)(5)	Total ($)
Amy E. Sullivan(6)	2023	438,462	112,501	112,585	17,283	680,831
President and	2022	375,000	143,272	—	12,978	531,250
Chief Executive Officer

W. Michael Madden (7)	2023	400,000	75,001	75,058	30,595	580,654
Executive Vice President and	2022	169,231	204,000	124,400	13,960	511,591
Chief Financial Officer

Ann E. Joyce (8)	2023	446,538	141,000	103,000	15,173	705,711
Former Interim Chief
Executive Officer

Steven C. Woodward (9)	2023	259,615	—	—	435,891	695,506
Former Chief Executive Officer	2022	750,000	1,055,909	—	9,244	1,815,153

(1)
Our fiscal year is comprised of the 52 or 53-week period ending on the Saturday closest to January 31 of each year. Accordingly, fiscal 2023 and 2022 represented the 53 weeks ended on February 3, 2024 and the 52 weeks ended on January 28, 2023, respectively.
(2)
Amounts reflect base compensation earned by the named executive offers during the period indicated.
(3)
These amounts represent the aggregate grant date fair value of equity awards granted in the specified fiscal year as calculated pursuant to Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation. For additional information about the valuation assumptions with respect to equity awards, refer to Note 6 of the consolidated financial statements of the Company in its Form 10-K for the year ended February 3, 2024, as filed with the SEC on March 29, 2024.
(4)
The stock awards for fiscal 2023 and 2022 include the value of RSUs granted during such fiscal year.
(5)
Other compensation consists of company benefits and other perquisites. The “All Other Compensation” table below further details these items.
(6)
Ms. Sullivan was promoted from President and Chief Operating Officer to President and Chief Executive Officer effective February 4, 2024.
(7)
Mr. Madden joined the Company on August 31, 2022 and was recognized as an executive officer.
(8)
Ms. Joyce joined the Company as an executive consultant on April 3, 2023 and was appointed to Interim Chief Executive Officer, effective May 31, 2023 through February 3, 2024.
(9)
Mr. Woodward and the Company mutually agreed to part ways, effective May 31, 2023. Fiscal 2023 represents a partial year for Mr. Woodward.

All Other Compensation

The following table provides additional detail for those items listed as “All Other Compensation” in the Summary Compensation Table for fiscal 2023:

Description	Amy E. Sullivan	W. Michael Madden	Ann E. Joyce	Steven C. Woodward
401(k) Employer Matching Contribution	$8,308	$13,200	$7,477	$—
Company-Paid Medical, Dental and Life Insurance Premiums	7,875	16,295	7,146	2,959
Cell Phone Stipend	600	600	550	240
Health Savings Account Employer Matching Contribution	500	500	—	—
Severance (1)	—	—	—	432,692
Total	$17,283	$30,595	$15,173	$435,891

(1)
Mr. Woodward and the Company mutually agreed to part ways, effective May 31, 2023. Since May 31, 2023 through December 31, 2023, and pursuant to his letter agreement dated April 3, 2023, Mr. Woodward received his then-current base salary as severance compensation.

Outstanding Equity Awards at 2023 Fiscal Year-End

The following table provides information about the outstanding equity awards as of February 3, 2024, for the named executive officers:

		Option Awards (1)				Stock Awards(2)
Name	Option / RSU Grant Date (3)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Shares or Units of Stock that have not Vested (#)(4)	Equity Incentive Plan Awards: Market Value of Shares or Units of Stock that have not Vested ($)(5)
Amy E. Sullivan	3/24/2021	—	—	—	—	1,837	5,658
	3/23/2022	—	—	—	—	6,660	20,513
	4/6/2023	—	54,653	3.53	4/6/2033	39,894	122,874
W. Michael Madden	8/31/2022	13,334	26,666	4.08	8/31/2032	41,666	128,331
	4/6/2023	—	36,463	3.53	4/6/2033	26,596	81,916
Ann E. Joyce	4/6/2023	—	50,000	3.53	4/6/2033	50,000	154,000

(1)
Mr. Madden’s August 31, 2022 option grant vests 33% annually on the anniversary of the grant date over three years and has a strike price of $4.08. Ms. Sullivan and Mr. Madden’s April 6, 2023 option grants vest 33% annually on the anniversary of the grant date over three years and have a strike price of $3.53. Ms. Joyce’s April 6, 2023 option grant cliff vests 100% on the first anniversary of the grant date and has a strike price of $3.53. All options expire on the tenth anniversary of the grant date.
(2)
Reflects awards of RSUs. All grants were awarded under the Company’s 2002 Amended and Restated Equity Incentive Plan.
(3)
RSUs granted in fiscal 2021, fiscal 2022 and fiscal 2023 vest 33% annually on the anniversary of the grant date over three years, except for 50,000 of the RSUs granted to Ms. Joyce on April 6, 2023, which cliff vest one year from the grant date and 25,000 shares granted to Mr. Madden on August 31, 2022, which cliff vest three years from the grant date.
(4)
Reflects the number of unvested RSUs as of February 3, 2024.
(5)
Reflects the market value of unvested RSUs as of February 3, 2024 based on the closing stock price of $3.08.

Employment Arrangements and Post-Employment Compensation and Benefits

We do not maintain a general severance plan, and except as otherwise discussed in this section with respect to the employment agreements of our named executive officers, there are no provisions for severance or change of control payments for our named executive officers. Under the terms of the 2002 Amended and Restated Equity Incentive Plan, in the event of a “Change in Control,” as defined in such plan, unless a Qualifying Replacement Award is provided to the applicable participant to replace the existing Award then all outstanding stock options become fully vested and immediately exercisable and may substitute cash or other substitute consideration for the right to receive shares subject to any unvested RSU grant; provided that at the time of that Change in Control, such substitute consideration has a value (as reasonably determined by the Board of Directors) equal to the then-current fair market value of the shares subject to such unvested RSUs; and provided further that such substitute consideration vests and becomes payable on the same basis as provided in the award agreement with respect to such RSUs and the shares subject thereto (or on such accelerated basis). Except as otherwise discussed in this section, any severance payments to named executive officers would be subject to the approval of the Compensation Committee. The details regarding the potential post-employment benefits to which our executive officers are entitled are set forth below.

Amy E. Sullivan, President and Chief Executive Officer

On July 14, 2022 the Company entered into an Employment Agreement with Ms. Sullivan, which was amended on April 5, 2023, which provides for certain post-employment benefits in the event of a termination of her employment by us without cause or resignation by her for good reason (as such terms are defined in her employment agreement). Under these circumstances, Ms. Sullivan would be entitled to severance pay equal to one (1) times her then-current base salary payable in twenty-six (26) bi-weekly payments. The payment of any such benefits would be subject to Ms. Sullivan providing the Company with a general release of claims in a form reasonably prescribed by the Company. If Ms. Sullivan’s employment with the Company ceases for any other reason (including death), then the Company’s obligation to Ms. Sullivan will be limited solely to the payment of accrued and unpaid base salary as of the date of such cessation.

Assuming the following event occurred on February 2, 2024, the last business day of fiscal 2023, Ms. Sullivan’s payments and benefits have an estimated value of:

Type of Separation	Salary Continuation	Welfare Benefit Continuation	Company- Provided Life Insurance Proceeds(1)	Total
Death	$—	$—	$100,000	$100,000
Termination without Cause or resignation for Good Reason (2)	450,000	—	—	450,000

(1)
Represents life insurance proceeds from Company-provided life insurance policies.
(2)
On January 19, 2024, the Company entered into a new Employment Agreement with Ms. Sullivan effective February 4, 2024, which increases her base salary to $525,000 and increases severance pay to one and a half (1 1/2) times her then current base salary payable in eighteen (18) monthly payments.

W. Michael Madden, Executive Vice President and Chief Financial Officer

On August 31, 2022, the Company entered into an Employment Agreement with Mr. Madden which provides for certain post-employment benefits in the event of a termination of his employment by us without cause or resignation by him for good reason (as such terms are defined in his employment agreement). Under these circumstances, Mr. Madden would be entitled to severance pay equal to one (1) times his then-current base salary payable in twenty-six (26) bi-weekly payments. The payment of any such benefits would be subject to Mr. Madden providing the Company with a general release of claims in a form reasonably prescribed by the Company. If Mr. Madden's employment with the Company ceases for any other reason (including death), then the Company’s obligation to Mr. Madden will be limited solely to the payment of accrued and unpaid base salary as of the date of such cessation.

Assuming the following event occurred on February 2, 2023, the last business day of fiscal 2023, Mr. Madden's payments and benefits have an estimated value of:

Type of Separation	Salary Continuation	Welfare Benefit Continuation	Company- Provided Life Insurance Proceeds(1)	Total
Death	$—	$—	$100,000	$100,000
Termination without Cause or resignation for Good Reason	400,000	—	—	400,000

(1)
Represents life insurance proceeds from Company-provided life insurance policies.

Ann E. Joyce, Former Interim Chief Executive Officer

Ms. Joyce resigned as Interim Chief Executive Officer of the Company, effective February 4, 2024, and resigned from the Company as an Executive Consultant effective February 29, 2024. She received no compensation or benefits in connection with her resignation.

Steven C. Woodward, Former Chief Executive Officer

Mr. Woodward and the Company mutually agreed to part ways, effective May 31, 2023. On April 3, 2023, Mr. Woodward entered into a letter agreement with the Company that amended his September 21, 2018 Employment

Agreement. Pursuant to the Letter Agreement, Mr. Woodward received seven months of salary continuation at his then-current salary following his departure from the Company, from May 31, 2023 through December 31, 2023, which was the extent of the Company’s obligations to Mr. Woodward. Mr. Woodward received no other compensation or benefits in connection with his departure.

Pay Versus Performance

The following table sets forth certain information with respect to the Company’s financial performance and the compensation actually paid (“CAP”) to our named executive officers for fiscal 2023, 2022 and 2021:

Year(1)	Summary Compensation Table Total for CEO Steven C. Woodward ($) (2)	Summary Compensation Table Total for Interim CEO Ann E. Joyce ($) (2)	CAP to CEO Steven C. Woodward ($) (3)	CAP to Interim CEO Ann E. Joyce ($) (3)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (4)	Average CAP to Non-PEO NEOs ($) (5)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($) (6)	Net (Loss) Income ($) (in thousands)
2023	695,506	705,711	380,925	727,711	630,743	609,260	12.10	(27,751)
2022	1,815,153	—	(1,245,699)	—	513,757	58,855	14.49	(44,694)
2021	2,585,228	—	(1,909,849)	—	1,090,735	303,477	61.04	22,026

_________________

(1)
The Principal Executive Officer (“PEO”) and other Named Executive Officers (“NEOs”) for the applicable years were as follows:
•
Fiscal 2023: Steven C. Woodward served as the PEO for fiscal 2023 until his departure from the Company, effective May 31, 2023. Ms. Joyce served as the PEO upon her appointment as Interim Chief Executive Officer, effective May 31, 2023. The Company’s NEOs were: Amy E. Sullivan and W. Michael Madden.
•
Fiscal 2022: Steven C. Woodward served as the PEO for the entirety of fiscal 2022 and the Company’s NEOs were: W. Michael Madden, Amy E. Sullivan, Nicole A. Strain and Michael A. Holland.
•
Fiscal 2021: Steven C. Woodward served as the PEO for the entirety of fiscal 2021 and the Company’s NEOs were: Nicole A. Strain and Michael A. Holland.
(2)
Amounts reported in these columns represent the total compensation reported in the “Total” column of the Summary Compensation Table for the applicable year for Mr. Woodward and Ms. Joyce, respectively.
(3)
The dollar amounts reported in these columns represent the amount of CAP to Mr. Woodward and Ms. Joyce, as computed in accordance with Item 402(v) of Regulation S-K. To calculate CAP, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Mr. Woodward and Ms. Joyce is set forth following the footnotes to this table. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Woodward or Ms. Joyce during the applicable year.
(4)
Amounts reported in this column represent the average of the amounts reported for our NEOs as a group in the “Total” column of the Summary Compensation Table for the applicable year.
(5)
The dollar amounts reported in this column represent the average amount of CAP to our NEOs as a group, as computed in accordance with Item 402(v) of Regulation S-K. To calculate CAP, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for our NEOs is set forth following in the footnotes to this table. The dollar amounts do not reflect actual average amount of compensation earned by or paid to the NEOs as a group during the applicable year.
(6)
Pursuant to rules of the SEC, the comparison assumes $100 was invested on January 30, 2021 in our common stock. Historic stock price performance is not necessarily indicative of future stock price performance.

For Fiscal 2023, 2022 and 2021, the CAP to the PEO and the average CAP to the NEOs reflect each of the following adjustments made to the total compensation amounts reported in the Summary Compensation Table, computed in accordance with Item 402(v) of Regulation S-K:

Year	Summary Compensation Table Total ($)	Minus Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($)	(Minus) Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($)	(Minus)/Plus Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Years for which Applicable Vesting Conditions were Satisfied During Fiscal Year ($)	(Minus) Fair Value of Awards Granted in Prior Years that were Forfeited During Fiscal year ($)	Equals Compensation Actually Paid ($)
Ann E. Joyce (Interim CEO)
2023	705,711	244,000	266,000	—	—	—	727,711
Steven C. Woodward (Former CEO)
2023	695,506	—	—	—	(42,558)	(272,023)	380,925
2022	1,815,153	1,055,909	276,506	(481,643)	(1,799,806)	—	(1,245,699)
2021	2,585,228	1,451,255	590,302	(3,642,396)	8,272	—	(1,909,849)
Other Named Executive Officers (Average)
2023	630,743	187,573	207,148	(24,625)	(16,433)	—	609,260
2022	513,757	264,090	83,144	(10,635)	(198,869)	(64,452)	58,855
2021	1,090,735	406,375	165,291	(545,144)	(1,030)	—	303,477

Pay versus Performance Comparative Disclosure

We believe the CAP in each of the years reported above and over the three-year period are reflective of the Compensation Committee’s emphasis on “pay-for-performance” as the CAP fluctuated year-over-year, primarily due to the result of our stock performance. The section “Narrative Description of Named Executive Officer Compensation” describes in greater detail the Compensation Committee’s emphasis on “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial objectives as well as stockholder value creation. Because of the emphasis of our executive compensation program toward long-term incentives through grants of RSUs and stock options, the CAP is most significantly impacted by changes in our stock price over the vesting period of the awards.

Relationship Between CAP and Total Shareholder Return (“TSR”) and Net Income (Loss)

The following graph demonstrates the relationship between CAP to the PEOs and to the average of the NEOs and the TSR of the Company in fiscal 2021, 2022 and 2023:

Compensation Actually Paid vs. Company TSR
Compensation Actually Paid
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
$(1,500,000)
$(2,000,000)
Total Shreholder Return Indexed ($100)
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
2021
2022
2023
PEO Woodward
PEO Joyce
Average for Non-PEO NEOs
Company TSR

The following graph demonstrates the relationship between CAP to the PEOs and to the average of the NEOs and the Company’s net income (loss) in fiscal 2021, 2022, and 2023:

Compensation Actually Paid vs. Net Income (Loss)
$1,000,000
$500,000
$-
$(500,000)
$(1,000,000)
$(1,500,000)
$(2,000,000)
Compensation Actually Paid
30,000
20,000
10,000
-
(10,000)
(20,000)
(30,000)
(40,000)
(50,000)
Net Income (Loss) (in thousands)
2021
2022
2023
PEO Woodward
PEO Joyce
Average for Non-PEO NEOs
Net Income (Loss)

The primary driver of CAP is TSR. CAP is also influenced to a lesser extent by Company financial performance measures like net income (loss), but more as a function of their impact on TSR. In fiscal year 2021 and 2022, CAP was primarily driven by TSR, which reflected the $9.92 or 39% decrease in the Company’s stock price during fiscal 2021 and the $11.85 or 76% decline in stock price during fiscal 2022. CAP was influenced by the decline in Company earnings from net income of $22.0 million in fiscal 2021 to a net loss of $44.7 million in fiscal 2022, as that influenced the drop in TSR. For fiscal year 2023, CAP was significantly higher than fiscal 2021 and 2022, as the Company’s stock price only decreased $0.61 or 17% in fiscal 2023, as net loss improved from $44.7 million in fiscal 2022 to a net loss of $27.8 million in fiscal 2023.

VII. RELATED PARTY TRANSACTIONS

Our Policies Regarding Related Party Transactions

We have a written statement of policy with respect to related party transactions, which is administered by the Audit Committee of our Board of Directors. Under our related party transaction policy, a “Related Party Transaction” is any transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) between us (including any of our subsidiaries) and a Related Person, without regard to the amount involved. A “Related Person” includes any of our executive officers, directors or director nominees, any shareholder owning in excess of five percent of our Common Stock, any immediate family member of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed as an executive officer or is a partner or principal or in a similar position or in which such person has a five percent or greater beneficial ownership interest in such entity. Related Party Transactions do not include any transactions involving only director or executive officer compensation, transactions where the Related Person receives proportional benefits as a shareholder with all other shareholders, transactions involving competitive bids, or transactions involving certain bank-related services.

Under the terms of our related party transaction policy, the Audit Committee will only approve a Related Party Transaction if it is determined that the transaction is in, or is not inconsistent with, the best interest of the Company and its shareholders. Any director or officer with an interest in a related party transaction is expected to recuse him or herself from considering the matter and voting upon it. In all cases, a director or officer with an interest in a Related Party Transaction may not attempt to influence Company personnel in making any decision with respect to the transaction.

When reviewing a Related Party Transaction, the Audit Committee will use any process and review any information that it determines to be appropriate. The Audit Committee takes into consideration all of the relevant facts and circumstances available to it, including (if applicable), but not limited to (i) the material terms and conditions of the transaction or transactions; (ii) the Related Party’s relationship to the Company; (iii) the Related Party’s interest in the transaction, including their position or relationship with, or ownership of, any entity that is a party to or has an interest in the transaction; (iv) the approximate dollar value of the transaction; (v) the availability from other sources of comparable products or services; and (vi) an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party. All Related Party Transactions will be disclosed in accordance with SEC rules.

In the event that we become aware of a Related Party Transaction that was not previously approved or ratified by the Audit Committee, we will evaluate all options available with respect to that transaction, including ratification, revision or termination.

Pursuant to our related party transaction policy, a Related Party Transaction may only be consummated or may only continue if:

•
the Audit Committee approves or ratifies such transaction in accordance with the terms of our related party transaction policy; or
•
the Chairperson of the Audit Committee pre-approves or ratifies such transaction and the amount involved in the transaction is less than $120,000, provided that for the Related Party Transaction to continue it must be approved by the Audit Committee at its next regularly scheduled meeting.

Transactions with Related Persons, though not classified as Related Party Transactions by our related party transaction policy and, thus, not subject to its review and approval requirements, may still need to be disclosed if required by the applicable securities laws, rules and regulations.

We are not aware of any transactions in which the Company or any of its subsidiaries was or will be a participant and in which any persons deemed to be “related persons” for purposes of Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934 (“Item 404(a)”) had or will have a direct or indirect material interest that require disclosure under Item 404(a).

VIII. OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”), to file initial reports of ownership and reports of change of ownership with the SEC. Reporting Persons are additionally required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports furnished to us during fiscal 2023, all Reporting Persons were in compliance with Section 16(a) filing requirements.

Independent Registered Public Accounting Firm

The Audit Committee has selected EY to be the Company’s independent registered public accounting firm for fiscal 2024. Representatives of EY are expected to be present at the Annual Meeting and will be given an opportunity to make a statement if they desire to do so. In addition, representatives of EY will be available to respond to appropriate questions at that time.

Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board, which can be found on our investor relations website at https://ir.kirklands.com/profiles/investor/Committees.asp. The charter is also available in print to any shareholder who requests it by making a written request addressed to:

Kirkland’s, Inc.

Attn: Corporate Secretary

5310 Maryland Way

Brentwood, TN 37027

The Audit Committee reviews the financial information provided to shareholders and others, oversees the system of internal control over financial reporting, which management and the Board have established, oversees compliance with legal and regulatory requirements by the Company and its employees relating to the preparation of financial information and reviews the independent registered public accounting firm’s qualifications, independence and performance.

As part of its oversight of our financial statements, the Audit Committee has:

•
Reviewed and discussed the audited financial statements of the Company for the fiscal year ending February 3, 2024 with management and Ernst & Young LLP, our independent registered public accounting firm;
•
Discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and
•
Received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence.

The Audit Committee’s review and discussion of the audited financial statements with management included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addressing the quality of management’s accounting judgments, members of the Audit Committee asked for management’s representations that our audited financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In reliance upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ending February 3, 2024 for filing with the SEC.

The Audit Committee

Charlie Pleas, III, Chair

R. Wilson Orr, III

Jill A. Soltau

Chris L. Shimojima

Audit and Non-Audit Fees

The aggregate fees billed for services rendered by our current independent registered public accounting firm, EY, during fiscal 2023 and fiscal 2022 were as follows:

	Fiscal 2023	Fiscal 2022
Audit Fees(1)	$604,964	$589,041
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$604,964	$589,041

(1)
Audit Fees consist of fees and related expenses billed for professional services rendered in connection with the audit of the Company’s annual financial statements and reviews of the Company’s quarterly financial statements.

Pre-Approval Policy

All fees described above were approved by the Audit Committee in accordance with the Audit Committee’s pre-approval guidelines with respect to pre-approval of audit and non-audit services as summarized below.

General

Under the terms of its pre-approval policy, the Audit Committee is required to pre-approve audit and non-audit services to be performed by the Company’s independent registered public accounting firm in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Unless a type of service to be provided by the independent registered public accounting firm has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding the pre-approved cost level require specific pre-approval by the Audit Committee.

The Audit Committee has delegated pre-approval authority to the Audit Committee Chairperson and may in the future delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated to management its responsibilities to pre-approve services performed by the independent registered public accounting firm.

Audit Services

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee approves, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Company structure or other matters. In addition to the annual audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other audit services, which are those services that only the independent registered public accounting firm reasonably can provide.

Tax Services

The Audit Committee believes that the independent registered public accounting firm can provide tax services to the Company, such as tax compliance, tax planning and tax advice without impairing the independence of such independent registered public accounting firm. However, the Audit Committee will not permit the retention of the independent registered public accounting firm in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent registered public accounting firm are established annually by the Audit Committee. Any proposed services exceeding these levels require specific pre-approval by the Audit Committee.

Shareholder Proposals for the 2025 Annual Meeting

Shareholders may nominate director candidates and make proposals to be considered at the 2025 Annual Meeting. In accordance with our bylaws, any shareholder nominations of one or more candidates for election as directors at the 2025 Annual Meeting or any other proposal for consideration at the 2025 Annual Meeting must be received by us at the address set forth below, together with certain information specified in our bylaws, between March 27, 2025 and April 26, 2025.

In addition to being able to present proposals for consideration at the 2025 Annual Meeting, shareholders may also be able to have their proposals included in our proxy statement and form of proxy for the 2025 Annual Meeting. In order to have a shareholder proposal included in the proxy statement and form of proxy, the proposal must be delivered to us at the address set forth below no later than January 9, 2025, and the shareholder must otherwise comply with applicable SEC requirements and our bylaws. If the shareholder complies with these requirements for inclusion of a proposal in our proxy statement and form of proxy, the shareholder need not comply with the notice requirements described in the preceding paragraph.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 26, 2025.

A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Corporate Secretary of Kirkland’s, and all notices and nominations referred to above must be sent to the Corporate Secretary of Kirkland’s, at the following address: Kirkland’s, Inc., 5310 Maryland Way, Brentwood, Tennessee 37027, Attention: Carter R. Todd, Corporate Secretary.

Annual Report

A copy of the Company’s Annual Report to Shareholders for fiscal 2023 has been posted online, along with this Proxy Statement, each of which is accessible by following the instructions in the Notice of Internet Availability.

The Company will provide to each person solicited without charge, upon request in writing, a copy of its Annual Report on Form 10-K for fiscal 2023, excluding exhibits, including the consolidated financial statements, as filed with the Securities and Exchange Commission for fiscal 2023. Requests should be directed to Kirkland’s, Inc., 5310 Maryland Way, Brentwood, Tennessee 37027, Attention: Carter R. Todd.

Householding of Proxy Materials

The SEC has adopted rules that allow a company to deliver a single proxy statement or annual report to an address shared by two or more of its shareholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicative information shareholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain shareholders will receive only one copy of our proxy materials and any additional proxy materials that are delivered until such time as one or more of these shareholders notifies us that they want to receive separate copies. Any shareholder who objects to or wishes to begin householding may notify Investor Relations, Kirkland’s, Inc., in writing at 5310 Maryland Way, Brentwood, Tennessee 37027 or by telephone at (615) 872-4898. We will send an individual copy of the proxy statement to any shareholders who revoke their consent to householding within 30 days of our receipt of such revocation.

Expenses Relating to this Proxy Solicitation

We will pay all expenses relating to this proxy solicitation. We also expect to reimburse banks, brokers and other persons for reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of our stock and obtaining the proxies of those owners. In addition, proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, facsimile, electronic transmission and by mail. None of these persons will receive any extra compensation for doing this.

CARTER R. TODD
Senior Vice President,
General Counsel and Corporate Secretary

APPENDIX A

PROPOSED AMENDMENT TO KIRKLAND’S, INC.

AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN

1.
Effective as of June 26, 2024, Section 3(a) Shares Subject to the Plan of the Kirkland’s, Inc. Amended and Restated 2002 Equity Incentive Plan (the “Plan”) is hereby amended so that the maximum number of shares that may be the subject of awards under the Plan is 5,500,000.

2.
The foregoing amendment was duly adopted and approved in accordance with Section 10 of the Plan.

APPENDIX B

KIRKLAND’S, INC.

AMENDED AND RESTATED 2002 EQUITY INCENTIVE PLAN

(Amended and Restated Effective June 20, 2019)

1.
Purpose; Definitions.

The purpose of the Kirkland’s, Inc. Amended and Restated 2002 Equity Incentive Plan (the “Plan”) are to (a) enable Kirkland’s, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following initially capitalized words and phrases have the meanings defined below, unless the context clearly requires a different meaning:

(a)
“Award” means the grant of Options, SARs, Restricted Shares, Restricted Share Units or Performance Awards pursuant to the provisions of the Plan.
(b)
“Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.
(c)
“Board” means the Board of Directors of the Company, as constituted from time to time; provided, however, that if the Board appoints a Committee to perform some or all of the Board’s administrative functions hereunder pursuant to Section 2, references in this Plan to the “Board” will be deemed to also refer to that Committee in connection with administrative matters to be performed by that Committee.
(d)
“Cause” exists when a Participant (as determined by the Board, in its sole discretion):
(i)
engages in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or otherwise breaches any fiduciary duty owed to the Company;
(ii)
is convicted of a felony or a misdemeanor involving moral turpitude;
(iii)
enters a plea of guilty or nolo contendere to a felony or a misdemeanor involving moral turpitude.
(iv)
discloses any proprietary information belonging to the Company without the consent of the Company; or
(v)
breaches any agreement with or duty to the Company.

However, notwithstanding the foregoing, if an Participant is bound by the terms of an employment agreement with the Company or any Subsidiary that includes a definition of “cause,” the determination of whether that Participant has been terminated for “Cause” will be made in accordance with that employment agreement.

(e)
“Change in Control” means (i) the sale, transfer, assignment or other disposition (including by merger or consolidation) by shareholders of the Company, in one transaction or a series of related transactions, of more than 50% of the voting power represented by the then outstanding capital stock of the Company to one or more persons, (ii) the sale of substantially all the assets of the Company, or (iii) the liquidation or dissolution of the Company.
(f)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.
(g)
“Committee” means a committee appointed by the Board in accordance with Section 2 of this Plan.
(h)
“Director” means a member of the Board.
(i)
“Disability” means a condition rendering a Participant Disabled.

(j)
“Disabled” means, with respect to any Participant (i) entitled to benefits under a long-term disability policy or program of the Company, or (ii) if the Participant is not covered by any such policy or program, when the Participant is prevented by a physical or mental impairment from engaging in any substantial, gainful activity for a period of at least six (6) months, as determined by the Board, in its sole and absolute discretion; provided, however, notwithstanding the foregoing, if an Participant is bound by the terms of an employment agreement with the Company or any Subsidiary that includes a definition of “disabled” or disability,” the determination of whether that Participant is “Disabled” for purposes of this Plan will be made in accordance with that employment agreement.
(k)
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(l)
“Fair Market Value” means, as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The Nasdaq Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the last preceding date on which there were reported Share prices; or (iii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The Nasdaq Stock Market, the Fair Market Value will be determined by the Board acting in its discretion, which determination will be conclusive.
(m)
“Incentive Stock Option” means any Option intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.
(n)
“Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board may, to the extent necessary to comply with Section 162(m) of the Code or regulations thereunder, require each “Non-Employee Director” to also be an “outside director,” as that term is defined in regulations under Section 162(m) of the Code.
(o)
“Non-Qualified Stock Option” means any Option that is not an Incentive Stock Option.
(p)
“Option” means any option to purchase Shares (including Restricted Shares, if the Board so determines) granted pursuant to Section 5 hereof.
(q)
“Participant” means an employee, consultant or director of the Company or a Subsidiary to whom an Award is granted.
(r)
“Performance Award” means an Award granted pursuant to Section 9 hereof.
(s)
“Qualifying Replacement Award” means an Award that (i) is of the same type as the Award it is replacing, (ii) has a value that is no less than the value of such replaced Award as of the date of the applicable Change in Control, (iii) if such replaced Award was an equity-based award, relates to publicly traded equity securities of the Company or of the ultimate parent entity, as applicable, following such Change in Control, (iv) contains terms relating to vesting that are no less favorable to the applicable participant than those of such replaced Award, and (v) has other terms and conditions that are no less favorable to the applicable Participant than the terms and conditions of such replaced Award as of the date of such Change in Control. Without limiting the generality of the foregoing, a Qualifying Replacement Award may take the form of a continuation of the applicable replaced Award if the requirements of the preceding sentence are satisfied. In addition and in the discretion of the Board, a Qualifying Replacement Award may be subjected to earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control. The determination of whether the conditions of this paragraph are satisfied shall be made by the Board or Committee, as constituted immediately before the applicable Change in Control, in its sole discretion.
(t)
“Restricted Shares” means Shares that are subject to restrictions pursuant to Section 8 hereof.
(u)
“Restricted Share Unit” means a contractual right that entitles the Participant, subject to the restrictions in Section 8 hereof, to receive one Share.

(v)
“SAR” means a share appreciation right granted under the Plan and described in Section 6 hereof.
(w)
“Share” means a share of common stock, no par value, of the Company, subject to substitution or adjustment as provided in Section 3(c) hereof.
(x)
“Subsidiary” means, in respect of the Company, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.
2.
Administration.

The Plan will be administered by the Board; provided, however, that the Board may at any time appoint a Committee to perform some or all of the Board’s administrative functions hereunder; and provided further, that the authority of any Committee appointed pursuant to this Section 2 will be subject to such terms and conditions as the Board may prescribe and will be coextensive with, and not in lieu of, the authority of the Board hereunder.

Any Committee established under this Section 2 shall consist of one or more members of the Board (who may also be officers of the Company); provided that, for purposes of the grant and administration of Awards to members of the Board or “officers” of the Company (within the meaning of Section 16 of the Exchange Act), any Committee appointed by the Board will be composed solely of two or more Non-Employee Directors. From time to time the Board may increase the size of any Committee and appoint additional members thereto, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

Members of the Board who are eligible for Awards or have received Awards may vote on any matters affecting the administration of the Plan or the grant of Awards, except that no such member will act upon the grant of an Award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to the grant of Awards to himself or herself.

The Board will have full authority to grant Awards under this Plan. In particular, but without limitation, the Board will have the authority:

(a)
to select the persons to whom Awards may from time to time be granted hereunder (consistent with the eligibility conditions set forth in Section 4);
(b)
to determine the type of Award to be granted hereunder;
(c)
to determine the number of Shares, if any, to be covered by each such Award;
(d)
to establish the terms of each Award Agreement;
(e)
to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(f);
(f)
subject to Section 9 hereof, establish the performance conditions relevant to any Award and certify whether such performance conditions have been satisfied following the end of the relevant performance period;
(g)
to determine whether and under what circumstances an Award may be settled in cash; and
(h)
to extend the post-termination exercise period of an Award and to otherwise modify or amend the terms of an Award, subject to the restriction that the Board may not accelerate the vesting of Award and the provisions of Section 10.

The Board will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to interpret the terms and provisions of the Plan and any Award Agreement; and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems necessary to carry out the intent of the Plan.

All decisions made by the Board pursuant to the provisions of the Plan will be final and binding on all persons, including the Company and Participants. No member of the Board will be liable for any good faith determination, act or omission in connection with the Plan or any Award.

3.
Shares Subject to the Plan.
(a)
Shares Subject to the Plan. The Shares to be subject or related to awards under the Plan will be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be the subject of awards under the Plan is 4,500,000 and the Company will reserve for the purposes of the Plan such number of Shares. All Shares authorized for issuance hereunder may be issued in respect of Incentive Stock Options. No Participant will receive Options or SARs with respect to more than 500,000 Shares in any calendar year. All Awards granted hereunder will contain at least a one-year minimum vesting period. The maximum number of Shares issuable to any Participant in any one calendar year with respect to Performance Awards denominated in Shares will be 500,000. The maximum amount payable to any Participant in any one calendar year with respect to Performance Awards denominated in cash will be $1,600,000.
(b)
Effect of the Expiration or Termination of Awards. If and to the extent that an Award expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with the expired, terminated, canceled or forfeited portion of the Award will again become available for grant under the Plan. Notwithstanding the foregoing, Shares subject to an Award under this Plan may not again be made available for issuance under this Plan if such Shares are: (i) shares that were subject to a stock-settled SAR and were not issued upon the net settlement or net exercise of such SAR, (ii) shares used to pay the exercise or purchase price of an Award, (iii) shares delivered to or withheld by the Company pursuant to Section 15(d) to pay the withholding taxes related to an Award, or (iv) shares repurchased on the open market with the proceeds of an Option exercise.
(c)
Other Adjustment. In the event of any recapitalization, reorganization, merger, stock split or combination, stock dividend or other similar event or transaction (including, without limitation, any “corporate transaction,” within the meaning of Treasury Regulation § 1.424-1(a)(3)), substitutions or adjustments will be made by the Board: (i) to the aggregate number, class and/or issuer of the securities reserved for issuance under the Plan; (ii) to the number, class and/or issuer of securities subject to outstanding Awards; and (iii) to the exercise price of outstanding Options or SARs, in each case in a manner that reflects equitably the effects of such event or transaction. For avoidance of doubt, a substitution or adjustment that reflects equitably the effects of a given event or transaction will include (but will not be limited to) any substitution or adjustment consistent with the requirements of Treasury Regulation § 1.424-1(a) or any successor provision.
(d)
Change in Control. Notwithstanding anything to the contrary set forth in this Plan, upon or in anticipation of any Change in Control, (i) with respect to Awards that are not Performance Awards, unless a Qualifying Replacement Award is provided to the applicable Participant to replace the applicable Award, any such Award that is an Option or SAR then outstanding shall vest and be fully exercisable as of the date of the Change in Control and any such grant of Restricted Shares or Restricted Share Units then outstanding shall be fully vested as of the date of the Change in Control; and (ii) unless a Qualifying Replacement Award is provided to the applicable Participant to replace the applicable Award, with respect to any Performance Awards, immediately prior to, and subject to the consummation of, such Change in Control, vest and be settled immediately (in cash or common stock, determined in the manner provided for in the terms thereof, based on the greater of (x) actual performance through the date of the Change in Control or (y) prorated target performance, with the number of shares based on a fraction, the numerator which is the number of days elapsed in the applicable performance period through the date of the Change in Control, and the denominator of which is the total number of days in the applicable performance period; in each case, subject to the terms of the applicable Performance Award. In the discretion of the Board, in the event of a Change in Control, the Company may elect to provide a Qualifying Replacement Award to any Participant to replace any Award.
4.
Eligibility.

Employees, directors, consultants and other individuals who provide services to the Company or its Subsidiaries are eligible to be granted Awards. Persons who are not employees of the Company or a Subsidiary are eligible to be granted Awards, but are not eligible to be granted Incentive Stock Options.

5.
Options.

Options may be either: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement evidencing any Option will incorporate the following terms and conditions and may contain such additional terms and conditions (not inconsistent with the terms of this Plan) as the Board deems appropriate, in its sole discretion:

(a)
Option Price. The exercise price per Share purchasable under any Option will not be less than 100% of the Fair Market Value on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary will have an exercise price per Share of not less than 110% of Fair Market Value on the date of the grant.
(b)
Option Term. The term of each Option will be fixed by the Board, but no Option will be exercisable more than ten (10) years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five (5) years. No Option may be exercised by any person after expiration of the term of the Option.
(c)
Method of Exercise. Subject to the terms of the applicable Award Agreement and the termination provisions set forth in Section 7, Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either by certified or bank check, or such other means as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of previously acquired Shares based on the Fair Market Value of the Shares on the date the Option is exercised or through means of a “net settlement,” whereby the Option exercise price will be satisfied by the withholding of Shares otherwise issuable upon such exercise, such that the number of Shares issued upon such exercise will be equal to: (i) the product of (A) the number of Shares as to which the Option is then being exercised, and (B) the excess of (1) the then current Fair Market Value over (2) the Option exercise price, divided by (ii) the then current Fair Market Value.

No Shares will be issued upon exercise of an Option until full payment therefore has been made. A Participant will not have the right to distributions or dividends or any other rights of a shareholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 15(a) hereof.

(d)
Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the chronological order in which they were granted. Any Option not meeting such limitation will be treated for all purposes as a Non-Qualified Stock Option.
(e)
Termination of Employment. Unless otherwise specified in the applicable Award Agreement, Options will be subject to the terms of Section 7 with respect to exercise following termination of employment.
(f)
Transferability of Options. Except as may otherwise be specifically determined by the Board with respect to a particular Option, no Option will be transferable by the Participant other than by will or by the laws of descent and distribution, and all Options will be exercisable, during the Participant’s lifetime, only by the Participant or, in the event of his Disability, by his personal representative.
6.
Stock Appreciation Rights.
(a)
Grant. The grant of an SAR provides the holder the right to receive the appreciation in value of Shares between the date of grant and the date of exercise. SARs may be granted alone (“Stand-Alone SARs”) or in conjunction with all or part of any Option (“Tandem SARs”). In the case of a Non-Qualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Option. The holder of a SAR will not have the right to distributions or dividends or any other rights of a shareholder until the award has vested and been properly exercised.
(b)
Exercise.

(i)
Tandem SARs. A Tandem SAR or applicable portion thereof will terminate and no longer be exercisable upon the termination or exercise of the related Option or portion thereof, except that, unless otherwise determined by the Board, in its sole discretion at the time of grant, a Tandem

SAR granted with respect to less than the full number of Shares covered by a related Option will be reduced only after such related Option is exercised or otherwise terminated with respect to the number of Shares not covered by the Tandem SAR.

A Tandem SAR may be exercised by a Participant by surrendering the applicable portion of the related Option, only at such time or times and to the extent that the Option to which such Tandem SAR relates will be exercisable in accordance with the provisions of Section 5 and this Section 6. Options which have been so surrendered, in whole or in part, will no longer be exercisable to the extent the related Tandem SARs have been exercised. Upon the exercise of a Tandem SAR, a Participant will be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (A) the Fair Market Value, as of the date such Option(or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof)over (B) the aggregate exercise price of such Option (or such portion thereof).

Upon the exercise of a Tandem SAR, the Option or part thereof to which such Tandem SAR is related, will be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares issued under the Tandem SAR at the time of exercise based on the value of the Tandem SAR at such time. A Tandem SAR may be exercised only if and when the Fair Market Value exceeds the per Share exercise price of such Option.

(ii)
Stand-Alone SARs. A Stand-Alone SAR may be exercised by a Participant giving notice of intent to exercise to the Company, provided that all or a portion of such Stand-Alone SAR will have become vested and exercisable as of the date of exercise.

Upon the exercise of a Stand-Alone SAR, a Participant will be entitled to receive, in either cash and/or Shares, an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR) as of the date such SAR (or a portion of such SAR) was granted.

(c)
Terms and Conditions. The Award Agreement evidencing any SAR will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion:
(i)
Term of SAR. Unless otherwise specified in the Award Agreement, the term of a Tandem SAR will be identical to the term of the associated Option, and the term of a Stand-Alone SAR will be ten (10) years.
(ii)
Exercisability. SARs will vest and become exercisable at such time or times and subject to such terms and conditions as will be determined by the Board at the time of grant; provided that, unless otherwise specified in the Award Agreement, a Tandem SAR will vest and become exercisable in the same manner and at the same time as the associated Option.
(iii)
Termination of Employment. Unless otherwise specified in the Award Agreement, SARs will be subject to the terms of Section 7 with respect to exercise upon termination of employment.
7.
Termination of Service.

Unless otherwise specified with respect to a particular Award, Options or SARs granted hereunder will remain exercisable after termination of employment only to the extent specified in this Section 7.

(a)
Termination by Reason of Death. If a Participant’s service with the Company or any Subsidiary terminates by reason of death, any Option or SAR held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine, at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, (ii) if not specified by the Board, then one year from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.

(b)
Termination by Reason of Disability. If a Participant’s service with the Company or any Subsidiary terminates by reason of Disability, any Option or SAR held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, (ii) if not specified by the Board, then one year from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR.
(c)
Cause. If a Participant’s service is terminated for Cause: (i) any Option or SAR not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) any Shares for which the Company has not yet delivered share certificates will be immediately and automatically forfeited and the Company will refund to the Participant the Option exercise price paid for such Shares, if any.
(d)
Other Termination. If a Participant’s service with the Company or any Subsidiary terminates for any reason other than death, Disability, or Cause, any Option or SAR held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination for a period expiring (i) at such time as may be specified by the Board at the time of grant, (ii) if not specified by the Board, then 90 days from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option or SAR; provided, however, that if the Board does not specifically provide for any post-termination exercise period, then any Option or SAR held by such terminated Participant will expire immediately upon the date of such termination.
8.
Restricted Shares and Restricted Share Units.
(a)
Issuance. Restricted Shares and Restricted Share Units may be issued either alone or in conjunction with other Awards. The Board will determine the time or times within which Restricted Shares or Restricted Share Units may be subject to forfeiture, and all other conditions of such Awards.
(b)
Awards and Certificates. The Award Agreement evidencing the grant of any Restricted Shares or Restricted Share Units will contain such terms and conditions, not inconsistent with the terms of the Plan, as the Board deems appropriate in its sole and absolute discretion. The prospective recipient of an Award of Restricted Shares or Restricted Share Units will not have any rights with respect to such Award, unless and until such recipient has executed an Award Agreement and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such Award. The purchase price for Restricted Shares or Restricted Share Units may, but need not, be zero.

Any share certificate issued in connection with an Award of Restricted Shares will bear the following legend and/or any other legend required by this Plan, the Award Agreement, the Company’s shareholders’ agreement, if any, and any applicable law:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE KIRKLAND’S, INC. AMENDED AND RESTATED 2002 INCENTIVE PLAN AND AN AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND KIRKLAND’S, INC. COPIES OF THAT PLAN AND AGREEMENT ARE ON FILE IN THE PRINCIPAL OFFICES OF KIRKLAND’S, INC. AND WILL BE MADE AVAILABLE TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON REQUEST TO THE SECRETARY OF THE COMPANY.

Any certificates evidencing Restricted Shares shall be held in custody by the Company or in escrow by an escrow agent until the restrictions thereon have lapsed. As a condition of any Restricted Share award, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c)
Restrictions and Conditions. The Restricted Shares or Restricted Share Units awarded pursuant to this Section 8 will be subject to the following restrictions and conditions, as applicable:
(i)
During a period commencing with the date of an Award of Restricted Shares and ending at such time or times as specified by the Board (the “Restriction Period”), the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Shares awarded under the Plan. The Board may condition the lapse of restrictions on Restricted Shares or Restricted

Share Units upon the continued employment or service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Board may determine, in its sole and absolute discretion.
(ii)
Except as provided in this Paragraph (ii) or Section 8(c)(i), once Restricted Shares have been issued to a Participant, the Participant will have, with respect to those Shares, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Shares to the extent Shares are available under Section 3 of the Plan. Any distributions or dividends paid in the form of securities with respect to Restricted Shares will be subject to the same terms and conditions as the Restricted Shares with respect to which they were paid, including, without limitation, the same Restriction Period. A Participant whose Award consists of Restricted Share Units shall not have the right to vote or receive dividend equivalents with respect to such Restricted Share Units.
(iii)
Subject to the applicable provisions of the Award Agreement, if a Participant’s service with the Company terminates prior to the expiration of the Restriction Period, all of that Participant’s Restricted Shares or Restricted Share Units that then remain subject to forfeiture will then be forfeited automatically.
(iv)
If and when the Restriction Period expires without a prior forfeiture of the Restricted Shares subject to such Restriction Period (or if and when the restrictions applicable to Restricted Shares lapse, pursuant to Sections 3(d)), any certificates representing such Shares will be replaced with new certificates, without the portion restrictive legends described in Section 8(b) applicable to such lapsed restrictions, and such new certificates will be promptly delivered to the Participant, the Participant’s representative (if the Participant has suffered a Disability), or the Participant’s estate or heir (if the Participant has died).
9.
Performance Based Awards.
(a)
Performance Awards Generally. The Board may grant Performance Awards in accordance with this Section 9. Performance Awards may be denominated in Shares or cash and may be earned based upon achievement or satisfaction of performance conditions specified by the Board. In addition, the Board may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such performance conditions as may be specified by the Board. Subject to Section 9(b), the Board may use such business criteria or other measures of performance as it may deem appropriate in establishing the relevant performance conditions and may, in its discretion, adjust such criteria from time to time.
(b)
Qualified Performance-Based Compensation Under Section 162(m). Performance Awards intended to constitute “qualified performance-based compensation” under Section 162(m) of the Code will be granted by a Committee composed solely of two or more “outside directors” (as that term is defined in regulations under Section 162(m) of the Code) and will be subject to the terms of this Section 9(b).
(i)
Performance Goals. The grant, vesting and/or settlement of a Performance Award subject to this Section 9(b) will be contingent upon achievement, during a specified performance period, of one or more of the following business criteria (subject to adjustment in accordance with Section 9(b)(ii), below): (1) the attainment of certain target levels of, or a specified percentage increase in, net sales, revenues, market share, operating income, income before income taxes, net income, pretax income before allocation of corporate overhead and bonus, earnings before income tax, earnings before interest and taxes and earnings before interest, taxes, depreciation and amortization, or a combination of any or all of the foregoing; (2) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including that attributable to continuing and/or other operations; (3) the attainment of certain target levels of, or a specified increase in, operational cash flow; (4) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other specified offsets; (5) the attainment of a specified level of, or specified percentage increase in, earnings per share or earnings per share from continuing operations; (6) the attainment of certain target levels of, or a specified increase in, return on capital employed or return on invested capital or assets; (7) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (8) appreciation in and/or maintenance of certain target levels in the Fair Market Value; (9) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level of or rate of increase in all or a portion of specified expenses. The performance goals for a particular performance period need not be the same for all Participants.
(ii)
Adjustments to Performance Goals. The Committee may provide, at the time performance goals are established in accordance with Section 9(b)(i), that adjustments will be made to those performance goals to take into account, in any objective manner specified by the Committee, the impact of one or more of the following: (1) gain or loss from all or certain claims and/or litigation and insurance recoveries, (2) the impairment of tangible or intangible assets, (3) stock-based compensation expense, (4) extraordinary items, (5) restructuring activities reported in the Company’s public filings, (6) investments, dispositions or acquisitions, (7) loss from the disposal of certain assets, (8) gain or loss from the early extinguishment, redemption, or repurchase of debt, (9) cash or non-cash charges related to store closing expenses, (10) changes in accounting principles, or (11) any other item, event or circumstance that would not cause an Award to fail to constitute “qualified performance-based compensation” under Section 162(m)of the Code. For purposes of item (4) above, “extraordinary items” shall mean all items of gain, loss or expense for the fiscal year determined to be extraordinary or unusual in nature or infrequent in occurrence or related to a corporate transaction (including a disposition or acquisition) or related to a change in accounting principle, all as determined in accordance with standards established by Opinion No. 30 of the Accounting Principles Board. Any adjustment shall be determined in accordance with generally accepted accounting principles and standards, unless such other objective method of measurement is designated at the time performance goals are established. In addition, adjustments will be made as necessary to any performance goals related to the Company’s capital stock to reflect changes in corporate capitalization, including a recapitalization, stock split or combination, stock dividend, spin-off, merger, reorganization or other similar event or transaction affecting the Company’s capital stock.
(iii)
Absolute or Relative Measurements. Performance goals and adjustments thereto may be established on a Company- wide basis or with respect to one or more business units, divisions, subsidiaries, affiliates, or products; and in either absolute terms or relative to the performance of one or more comparable companies or an index covering multiple companies.
(c)
Other Terms of Performance Awards. The Board may specify other terms pertinent to a Performance Award in the applicable Award Agreement. The holder of a Performance Award denominated in Shares will not have any rights to distributions or dividends or any other rights of a shareholder with respect to those Shares until the award has vested or otherwise been earned.
10.
Amendments and Termination.

The Board may amend, alter or discontinue the Plan at any time, but, except as otherwise provided in Section 3(d) of the Plan, no amendment, alteration or discontinuation will be made that would impair the rights of a Participant with respect to an Award that is outstanding under the Plan without the Participant’s consent, or that, without the approval of such amendment within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company’s outstanding voting shares is present (either in person or by proxy), would: (i) increase the total number of Shares reserved for the purposes of the Plan (except as otherwise provided in Section 3(c)), or (ii) change the persons or class of persons eligible to receive Awards.

11.
Prohibition on Repricing Programs.

The Company will not implement any cancellation/re-grant program pursuant to which outstanding Options or SARs are cancelled and replaced with new Options or SARs with a lower exercise price per Share or otherwise reduce the exercise price of outstanding Options or SARs (other than pursuant to Section 3(c)) without approval of majority of the votes cast at a duly held shareholder meeting.

12.
Limits on Transferability; Beneficiaries.

No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Board may, in its discretion, provide that Awards (other than Incentive Stock Options) are transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouses) or to trusts for the benefit of such immediate family members and/or the Participant. In addition, a Participant may, in the manner established by the Board, designate a beneficiary to exercise the rights of the Participant, and to receive any distribution payable with respect to an Award, upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Board, and to any additional restrictions deemed necessary or appropriate by the Board.

13.
Liability of Company.
(a)
If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction over the issuance of Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue those Shares.
(b)
If Shares subject to an Award exceed, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under applicable law of a sufficient increase in the number of Shares subject to this Plan.
(c)
The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.
14.
Unfunded Status of Plan.

The Plan is intended to be “unfunded.” With respect to any payments not yet made to a Participant by the Company, nothing contained herein will give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of grantor trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to Awards.

15.
General Provisions.
(a)
The Board may require any Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate. Any certificate evidencing an Award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)
Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.
(c)
The adoption of the Plan will not confer upon any person the right to continued employment or engagement by the Company or such Subsidiary, nor will it interfere in any way with the right of the Company or such Subsidiary to terminate the employment or engagement of any of its service providers at any time.
(d)
No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant will pay to the Company, or make arrangements satisfactory to the Board regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under this Plan are conditioned on such payment or arrangements and the Company will, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.
(e)
The Company makes no representations or warranties concerning the tax consequences of participation in the Plan under Code Section 409A or any other federal, state or local tax law.
(f)
By acceptance of any Award, a Participant will be deemed to acknowledge that such Award will be subject to any clawback policy adopted by the Company, as in effect from time to time.
16.
Effective Date of Plan.

This amended and restated Plan will become effective on the date that it is duly approved by the Company’s stockholders.

17.
Term of Plan.

This Plan will continue- in effect until terminated in accordance with Section 10; provided, however, that no Incentive Stock Option will be granted hereunder on or after the tenth (10th) anniversary of the date of the most recent shareholder approval of the Plan; but provided further, that Incentive Stock Options granted prior to such tenth (10th) anniversary may extend beyond that date.

18.
Invalid Provisions.

In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

19.
Governing Law.

This Plan and all Awards made and actions taken thereunder will be governed by and construed in accordance with the laws and judicial decisions of the State of Tennessee, without regard to the application of the principles of conflicts of laws.

20.
Board Action.

Notwithstanding anything to the contrary set forth in this Plan, any and all actions of the Board taken under or in connection with this Plan and any agreements, instruments, documents, certificates or other writings entered into, executed, granted, issued and/or delivered pursuant to the terms hereof, will be subject to and limited by any and all votes, consents, approvals, waivers or other actions of all or certain stockholders of the Company or other persons required by:

(i)
the Company’s Articles of Incorporation (as the same may be amended and/or restated from time to time);
(ii)
the Company’s Bylaws (as the same may be amended and/or restated from time to time); and

(iii)
any other agreement, instrument, document or writing now or hereafter existing, between or among the Company and its stockholders or other persons (as the same may be amended from time to time).
21.
Notices.

Any notice to be given to the Company pursuant to the provisions of the Plan will be addressed to the Company in care of its Secretary (or such other person as the Company may designate from time to time) at its principal executive office, and any notice to be given to a Participant will be delivered personally or addressed to him or her at the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given on the date and at the time delivered via personal, courier or recognized overnight delivery service or, if sent via telecopier, on the date and at the time telecopied with confirmation of delivery or, if mailed, on the date five (5) days after the date of the mailing (which will be by regular, registered or certified mail). Delivery of a notice by telecopy (with confirmation) will be permitted and will be considered delivery of a notice notwithstanding that it is not an original that is received.

KIRKLAND’S, INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC. P.O. BOX 1342 BRENTWOOD, NY 11717	VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 25, 2024 for shares held directly and by 11:59 p.m. Eastern Time on June 23, 2024 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 25, 2024 for shares held directly and by 11:59 p.m. Eastern Time on June 23, 2024 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KIRKLAND’S, INC.

The Board of Directors recommends you vote FOR the following:
1. Election of Class I Directors for a three-year term expiring at the 2027 Annual Meeting.
Nominees:	For	Against	Abstain
1a. Steven J. Collins	☐	☐	☐
1b. Ann E. Joyce	☐	☐	☐
1c. R. Wilson Orr, III	☐	☐	☐
Election of a Class III Director for a two-year term expiring at the 2026 Annual Meeting.
Nominees:	For	Against	Abstain
1d. Amy E. Sullivan	☐	☐	☐
The Board of Directors recommends you vote FOR proposals 2, 3 and 4.				For	Against	Abstain
2. To approve an Amendment of the Company’s Amended and Restated 2002 Equity Incentive Plan to increase the number of shares available for issuance under that Plan.				☐	☐	☐
3. To approve, on an advisory basis, compensation for our named executive officers.				☐	☐	☐
4. Ratification of the selection of Ernst & Young LLP as our Independent Registered Public Accounting Firm for fiscal 2024.				☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and the Annual Report to Shareholders, which includes a copy of the

2023 Annual Report on Form 10-K, are available at: http://ir.kirklands.com/Annual_Meeting.

KIRKLAND’S, INC. Proxy Solicited on Behalf of The Board of Directors of Kirkland’s, Inc. for the Annual Meeting of Shareholders to be held on June 26, 2024

The undersigned, revoking all previous proxies, hereby appoints Amy E. Sullivan, Carter R. Todd and R. Wilson Orr, III and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, to vote, as indicated below and in their discretion upon such other matters as may properly come before the meeting, all shares which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of Kirkland’s, Inc. to be held at Kirkland’s Home corporate offices on June 26, 2024, and at any adjournment or postponement thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NOMINATED BY THE COMPANY, “FOR” THE AMENDMENT OF THE COMPANY’S 2002 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THAT PLAN, “FOR” APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AND “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2024. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY WITH RESPECT TO ANY OTHER BUSINESS WHICH MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

Continued and to be signed on reverse side